LOGO: NUVEEN INVESTMENTS.

ANNUAL REPORT October 31, 2000

Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.

PREMIUM INCOME FUND
NPI
NPM
NPT


INVEST WELL.

LOOK AHEAD.

LEAVE YOUR MARK.(SM)

photo: man and girl
photo: men fishing, girl, dog.

Credit Quality
           HIGHLIGHTS As of  October 31, 2000

PIE CHART:
Nuveen Premium Income Municipal Fund, Inc. (NPI)
AAA/U.S. Guaranteed          63%
AA                           22%
A                             9%
BBB                           4%
NR                            2%

PIE CHART:
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
AAA/U.S. Guaranteed          64%
AA                           12%
A                            20%
BBB                           1%
NR                            3%

PIE CHART:
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
AAA/U.S. Guaranteed          48%
AA                           19%
A                            16%
BBB                           3%
NR                           14%


    CONTENTS

  1 Dear Shareholder
  3 Portfolio Managers' Comments
  6 NPI Performance Overview
  7 NPM Performance Overview
  8 NPT Performance Overview
  9 Shareholder Meeting Report
 12 Report of Independent Auditors
 13 Portfolio of Investments
 38 Statement of Net Assets
 39 Statement of Operations
 40 Statement of Changes in Net Assets
 41 Notes to Financial Statements
 46 Financial Highlights
 48 Build Your Wealth Automatically
 49 Fund Information


--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: "A WELL-BALANCED PORTFOLIO CAN HELP YOU REDUCE YOUR INVESTMENT RISKS."


Dear
     SHAREHOLDER

One of the primary goals of your Nuveen Fund is to provide you with attractive, dependable tax-free income from a quality port-folio. I am pleased to report that over the past fiscal year your Fund has continued to meet these objectives. I urge you to read the Portfolio Managers' Comments and Performance Overview pages included in this report, which provide more details about Fund results, how they were achieved, and how the Funds are trying to position themselves for the future.

The uncertain markets of this past reporting period also remind us of another important reason for investing in Nuveen Funds. In times such as these, your Nuveen Fund can help bring a measure of diversification to your overall portfolio and serve as a useful counterbalance to other holdings. A well-balanced portfolio can help you reduce your investment risks and provide one of the keys to strong long-term performance.


Invest Well. Look Ahead. Leave Your Mark.
At Nuveen, we believe that investors should focus not only on investments that can help them accumulate wealth, but also on the plans and services that can help preserve that wealth and pass it along to future generations. This long-term perspective is an integral part of our portfolio management strategies, our insistence on quality, and our desire to provide investments that can withstand the test of time.

In establishing a program tailored to your needs, the sound ongoing advice and disciplined focus provided by a trusted financial advisor can be an invaluable resource, enabling you to make wise investment decisions and build a program that can result in a lasting legacy.

For more than a century, Nuveen has offered quality investments to those who recognize and embrace the need for building, preserving and managing wealth. All of us at Nuveen are dedicated to working with you and your financial advisor to provide the services, products, perspectives, and solutions that can help you meet your personal and family financial goals, now and for years to come. We thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2000



Sidebar text: "IN ESTABLISHING A PROGRAM TAILORED TO YOUR NEEDS, THE SOUND ONGOING ADVICE AND DISCIPLINED FOCUS PROVIDED BY A TRUSTED FINANCIAL ADVISOR CAN BE AN INVALUABLE RESOURCE."

Nuveen National Premium Income Closed-End Exchange-Traded Funds (NPI, NPM, NPT)

Portfolio Managers'
               COMMENTS

Portfolio managers Tom Futrell and Steve Peterson look at the economic environment, key investment strategies, and the performance of the Nuveen Premium Income Municipal Funds. Tom has served as portfolio manager for NPI since 1988. Steve, who has managed NPM since 1994, assumed portfolio management responsibility for NPT in August 2000.


WHAT MAJOR FACTORS AFFECTED THE U.S. ECONOMY AND THE MUNICIPAL MARKET OVER THE PAST 12 MONTHS?
The major news affecting the fixed-income markets over the past fiscal year has been the Federal Reserve's tightening policy. In an effort to keep inflation in check, the Fed continued to raise interest rates through May 2000, eventually bringing the federal funds target rate to 6.50%, the highest level in almost a decade. The Fed's policy has been to try to slow economic growth without causing a recession.

Some recent evidence has suggested that the Fed effort may be having an impact. While the U.S. economic expansion has reached a record tenth year, several indicators point to slowing growth. As a result, the Fed now seems to have put additional rate increases on hold, with some anticipating that the current tightening cycle may have reached its end.

Although the Fed rate hikes and hints of an economic slowdown have affected the municipal bond market, several supply and demand factors helped to prevent a major increase in rates or drop in value. New issue supply of municipal bonds during the first 10 months of 2000 totaled $154 billion nationwide, down 17.5% from 1999 levels. At this rate, the supply of municipal bonds could finish 2000 at its lowest level since 1995. The generally favorable economic conditions in many cities and states have enabled many issuers to use pay-as-you-go funding for necessary projects, holding the supply of new bonds in check. At the same time, demand from individual investors looking for diversification and income has remained strong. As a result, current municipal bond prices and yields are comparable to those of a year ago.

HOW DID THESE NUVEEN FUNDS PERFORM OVER THE PAST YEAR?
For the fiscal year ended October 31, 2000, the Nuveen Premium Income Municipal Funds produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and the Funds' Lipper Peer Group2 are also presented.


                      MARKET           TOTAL RETURN        LEHMAN         LIPPER
                       YIELD                 ON NAV TOTAL RETURN(1)   AVERAGE(2)
--------------------------------------------------------------------------------
                                             1 YEAR        1 YEAR         1 YEAR
                             TAXABLE-         ENDED         ENDED          ENDED
             10/31/00   EQUIVALENT(3)      10/31/00      10/31/00       10/31/00
--------------------------------------------------------------------------------
NPI             6.33%           9.17%        12.03%         8.51%          9.47%
--------------------------------------------------------------------------------
NPM             6.70%           9.71%         7.71%         8.51%          9.47%
--------------------------------------------------------------------------------
NPT             6.48%           9.39%         6.58%         8.51%          9.47%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.
For additional information, see the individual Performance Overview for your Fund in this report.

Early in the year, as the Fed's series of interest rate hikes pushed yields higher, municipal bond prices underwent a corresponding drop. Over the summer, however, the tight supply of new municipal issues and generally favorable technicals helped to prompt a shift in market outlook, rallying the municipal market and boosting the prices of many bonds. In this recent environment, we would expect Funds with longer durations4 to perform well. As of October 31, 2000, NPI had a duration of 13.13, while NPM's duration was 8.37. Although NPT's duration was 11.00, some credit issues within the portfolio kept the Fund from participating fully in the summer and fall market recovery.

The total returns on NAV for all three Nuveen Funds have demonstrated dramatic improvement over the results presented in their last semiannual report. As of October 31, 2000, long-term municipal yields were more than 99% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.



1 The Funds' performances are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Funds are compared with the average annualized return of the 53 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 31%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

WERE THE FUNDS' DIVIDENDS AFFECTED BY THE MARKET ENVIRONMENT?
All three of the Nuveen Premium Income Municipal Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit, however, is tied in part to the short-term rates that the Funds pay their MuniPreferred(R) shareholders. When short-term rates rise, the Funds must pay out more income to preferred shareholders, decreasing the amount of income available for common shareholders. As the Federal Reserve raised short-term rates six times between June 1999 and May 2000, these increases had a corresponding impact on short-term municipal rates, leading to decreases in the common share dividends of each of these Funds over the past year. However, despite these dividend adjustments, all of the Funds continued to provide competitive market yields, as shown in the accompanying table.

Recently, investor demand for municipal bonds with shorter maturities has caused the slope of the municipal yield curve to become very steep. The increased demand for short-maturity bonds could have beneficial effects on the dividend stability of these leveraged Funds going forward by holding short-term rates down and reducing the amount the Funds pay their MuniPreferred(R) shareholders.


WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During late 1999 and the first half of 2000, uncertainties about inflation and interest rates, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments, including these Nuveen Funds.

As a result, all of these Funds saw their discounts (share price below NAV) widen over the past 12 months. With the market prices of the Nuveen Premium Income Funds lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of their Nuveen Funds.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE FISCAL YEAR ENDED OCTOBER 31, 2000?
Despite a slow start, the past fiscal year turned out to be generally positive for the fixed-income markets, including municipal bonds. During this period, we focused on strengthening the Funds' long-term dividend-paying capabilities, improving call protection, and finding value in specific areas of the market, including healthcare, utilities, and tobacco bonds.

For example, while the healthcare industry continues to face challenging times, we believed hospitals were becoming more efficient in coping with an environment of higher costs and lower revenues. Over the past year, we saw credit spreads (or the difference between yields offered by AAA bonds and those offered by bonds rated BBB or lower) on hospital bonds widen from 40-50 basis points to 150-200 basis points. We took advantage of this situation to make selective purchases of healthcare bonds that we believed could add value for our shareholders. For instance, in NPI, we purchased bonds issued by the Minnesota Agricultural and Economic Development Board for Fairview Hospital and Healthcare Services. Since our purchase last spring, this credit has performed well for the Fund.

The utilities sector continued to represent the largest weighting in NPI and NPT and ranked among the top five in NPM. Over the past 12 months, both NPM and NPT added to holdings in this sector by purchasing high-yield bond issued by co-generation projects, in which an independent power producer burns natural gas to produce electricity. With the price of electricity rising due to the current supply/demand imbalance, we believe that power producers have become increasingly economically viable and creditworthy, and these bonds having been performing well for the Funds.

Tobacco bonds, which are secured by payments under the $250 billion master settlement agreement reached between four major tobacco companies and 46 states in 1998, were another area of the market that we believed offered value. During the past year, NPI purchased bonds issued by the Northern Tobacco Securitization Corporation (Alaska) that provided both attractive yields and good performance.

As of October 31, 2000, NPT held several bonds that were facing credit issues. Most of these involved multifamily housing projects, where workout strategies are currently underway. Another involved bonds issued by the Erie County (New
York) Industrial Development Agency for the CanFibre of Lackawanna project. These bonds, which performed well earlier this year, were adversely affected by the bankruptcy filing of the project contractor. We believe this situation is now improving, with the plant near completion and operation, and the market could recognize a turnaround in this credit within the next year. We continue to monitor all of these holdings very closely in an effort to preserve shareholder value.

All three Funds continued to offer excellent credit quality, with between 67% and 85% of their assets invested in bonds rated AAA/U.S. guaranteed and AA as of October 31, 2000. The Funds also had allocations of BBB/non-rated bonds that ranged from 4% to 17%, which generally provided higher yields. The high overall credit quality of these Funds, especially NPI, will continue to allow us to look for opportunities to enhance yield among lower investment-grade credits.


WHAT IS YOUR OUTLOOK FOR THE NUVEEN PREMIUM INCOME FUNDS?
In general, our outlook for the fixed-income markets over the next 12 months is positive. Our current projections call for continued strong demand for municipal bonds, while new municipal issuance nationwide in 2001 is expected to stay under $200 billion. These supply-and-demand dynamics should continue to provide support for the municipal market and municipal bond prices.

Looking specifically at the Nuveen Premium Income Municipal Funds, all three Funds offer excellent levels of call protection over the next year, with less than 9% of their portfolios subject to calls in 2001. NPI and NPT should continue to be well protected through 2002. In July 2002, NPM will reach the 10-year anniversary of its inception, a period when the potential for bond calls normally increase. Calls could affect as much as 27% of NPM's portfolio that year, depending upon market conditions at the time.

While we cannot control the direction of interest rates, we will continue to work to reduce the Funds' call exposure, especially in NPM, and actively manage all the Funds in an effort to mitigate the longer-term effects of the bond call process. In addition, we plan to focus on strengthening the Funds' dividend-payment capabilities by continuing to take advantage of the wider credit spreads as long as they remain available in the market. We believe these Nuveen Funds will continue to serve as a dependable source of tax-free income and portfolio diversification, two essential elements of a comprehensive investment strategy.

Nuveen Premium Income Municipal Fund, Inc.

Performance
   OVERVIEW As of October 31, 2000

NPI


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                7/88
--------------------------------------------------
Share Price                              $11 15/16
--------------------------------------------------
Net Asset Value                             $14.23
--------------------------------------------------
Market Yield                                 6.33%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  9.17%
--------------------------------------------------
Fund Net Assets ($000)                  $1,432,640
--------------------------------------------------
Average Effective Maturity (Years)           21.14
--------------------------------------------------
Leverage-Adjusted Duration                   13.13
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                         4.10%        12.03%
--------------------------------------------------
5-Year                         2.92%         5.16%
--------------------------------------------------
10-Year                        5.30%         7.03%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Utilities                                      17%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Housing Single Family                          12%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------



BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
11/99                   0.071
12/99                   0.069
1/00                    0.069
2/00                    0.069
3/00                    0.067
4/00                    0.067
5/00                    0.067
6/00                    0.063
7/00                    0.063
8/00                    0.063
9/00                    0.063
10/00                   0.063


LINE CHART:
SHARE PRICE PERFORMANCE
11/5/99                 12.75
                        12.5
                        12
                        12.13
                        11.63
                        11.63
                        11.5
                        11.94
                        12.19
                        11.69
                        11.56
                        12
                        12.19
                        12.25
                        12.25
                        12.13
                        11.81
                        11.31
                        11.31
                        11.5
                        11.81
                        11.94
                        11.5
                        11.56
                        11.5
                        11.31
                        11.06
                        11
                        11.19
                        11.75
                        11.56
                        11.63
                        11.69
                        11.94
                        12
                        12
                        11.94
                        12.06
                        12.19
                        12.13
                        12.25
                        12.31
                        12.25
                        12.25
                        12.25
                        12.06
                        12.13
                        12
                        11.88
                        12
10/31/00                11.94

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

Nuveen Premium Income Municipal Fund 2, Inc.

Performance
   OVERVIEW As of October 31, 2000

NPM


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                7/92
--------------------------------------------------
Share Price                                $13 1/4
--------------------------------------------------
Net Asset Value                             $14.75
--------------------------------------------------
Market Yield                                 6.70%
--------------------------------------------------
Taxable-Equivalent Yield1                    9.71%
--------------------------------------------------
Fund Net Assets ($000)                    $952,973
--------------------------------------------------
Average Effective Maturity (Years)           14.61
--------------------------------------------------
Leverage-Adjusted Duration                    8.37
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -2.03%         7.71%
--------------------------------------------------
5-Year                         6.86%         6.27%
--------------------------------------------------
Since Inception                5.09%         7.03%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S. Guaranteed                                32%
--------------------------------------------------
Tax Obligation/General                         19%
--------------------------------------------------
Housing Single Family                          11%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Housing Multifamily                             7%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE(2)
11/99                   0.079
12/99                   0.079
1/00                    0.079
2/00                    0.079
3/00                    0.079
4/00                    0.079
5/00                    0.079
6/00                    0.074
7/00                    0.074
8/00                    0.074
9/00                    0.074
10/00                   0.074


LINE CHART:
SHARE PRICE PERFORMANCE
11/5/99                 14.94
                        14.44
                        13.94
                        13.44
                        13.56
                        13.81
                        13.81
                        13.75
                        13.75
                        13.38
                        13.19
                        13.63
                        14.13
                        13.75
                        13.19
                        13.31
                        13
                        12.56
                        12.69
                        12.75
                        13.44
                        13.63
                        13.19
                        13.31
                        13.38
                        12.94
                        12.63
                        12.69
                        12.75
                        13.25
                        12.63
                        12.94
                        12.81
                        13.13
                        13.31
                        13.38
                        13.31
                        13.25
                        13.31
                        13.38
                        13.5
                        13.63
                        13.63
                        14
                        13.63
                        13.63
                        13.63
                        13.31
                        13.19
                        13
10/31/00                13.13

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 1999 of $0.0182 per share.

Nuveen Premium Income Municipal Fund 4, Inc.

Performance
   OVERVIEW As of October 31, 2000

NPT


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                2/93
--------------------------------------------------
Share Price                               $12 5/16
--------------------------------------------------
Net Asset Value                             $13.54
--------------------------------------------------
Market Yield                                 6.48%
--------------------------------------------------
Taxable-Equivalent Yield1                    9.39%
--------------------------------------------------
Fund Net Assets ($000)                    $923,787
--------------------------------------------------
Average Effective Maturity (Years)           17.66
--------------------------------------------------
Leverage-Adjusted Duration                   11.00
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         3.28%         6.58%
--------------------------------------------------
5-Year                         6.68%         5.43%
--------------------------------------------------
Since Inception                3.72%         5.46%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Housing Multifamily                            16%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------

BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
11/99                   0.0695
12/99                   0.0695
1/00                    0.0695
2/00                    0.0695
3/00                    0.0695
4/00                    0.0695
5/00                    0.0695
6/00                    0.0665
7/00                    0.0665
8/00                    0.0665
9/00                    0.0665
10/00                   0.0665


LINE CHART:
SHARE PRICE PERFORMANCE
11/5/99                 13.06
                        12.75
                        12.75
                        12.06
                        12.16
                        11.94
                        11.63
                        12.13
                        12.06
                        12
                        11.88
                        12.31
                        12.56
                        12.13
                        12
                        11.88
                        11.75
                        11.5
                        11.5
                        11.75
                        11.88
                        12
                        11.75
                        11.81
                        11.75
                        11.75
                        11.38
                        11.25
                        11.38
                        11.81
                        11.75
                        11.94
                        12.06
                        12.19
                        12.25
                        12.13
                        12
                        12.06
                        12.13
                        12.44
                        12.5
                        12.5
                        12.56
                        12.5
                        12.38
                        12.31
                        12.31
                        12.19
                        12.19
                        11.88
                        12
10/31/00                12.31

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.


Shareholder
           MEETING REPORT

The annual shareholder meeting was held on July 26, 2000, at the Northern Trust
Bank, Chicago, Illinois.

                                                                                           NPI
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                              Preferred   Preferred   Preferred    Preferred    Preferred  Preferred
                                                      Common     Shares      Shares      Shares       Shares       Shares     Shares
                                                      Shares   Series-M   Series-M2    Series-T     Series-W    Series-TH   Series-F
====================================================================================================================================
Robert P. Bremner
   For                                            54,338,527      3,148       1,736       3,080        3,083        3,253      2,603
   Withhold                                        1,089,557         54          --          46           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          55,428,084      3,202       1,736       3,126        3,083        3,253      2,603
====================================================================================================================================
Lawrence H. Brown
   For                                            54,318,578      3,148       1,736       3,080        3,083        3,253      2,603
   Withhold                                        1,109,506         54          --          46           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          55,428,084      3,202       1,736       3,126        3,083        3,253      2,603
====================================================================================================================================
 Anne E. Impellizzeri
   For                                            54,293,325      3,148       1,736       3,060        3,083        3,253      2,603
   Withhold                                        1,134,759         54          --          66           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          55,428,084      3,202       1,736       3,126        3,083        3,253      2,603
====================================================================================================================================
Peter R. Sawers
   For                                            54,308,173      3,148       1,736       3,080        3,083        3,253      2,603
   Withhold                                        1,119,911         54          --          46           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          55,428,084      3,202       1,736       3,126        3,083        3,253      2,603
====================================================================================================================================
Judith M. Stockdale
   For                                            54,296,123      3,148       1,736       3,080        3,083        3,253      2,603
   Withhold                                        1,131,961         54          --          46           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          55,428,084      3,202       1,736       3,126        3,083        3,253      2,603
====================================================================================================================================
William J. Schneider
   For                                                    --      3,148       1,736       3,080        3,083        3,253      2,603
   Withhold                                               --         54          --          46           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  --      3,202       1,736       3,126        3,083        3,253      2,603
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                    --      3,148       1,736       3,080        3,083        3,253      2,603
   Withhold                                               --         54          --          46           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  --      3,202       1,736       3,126        3,083        3,253      2,603
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                            54,438,361      3,071       1,734       3,069        3,083        3,250      2,599
   Against                                           314,788         --          --          --           --           --         --
   Abstain                                           674,935        131           2          57           --            3          4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          55,428,084      3,202       1,736       3,126        3,083        3,253      2,603
====================================================================================================================================



Shareholder MEETING REPORT (continued)
        The annual shareholder meeting was held on July 26, 2000, at the Northern Trust Bank, Chicago, Illinois.

                                                                                           NPM
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                              Preferred   Preferred   Preferred    Preferred    Preferred  Preferred
                                                      Common     Shares      Shares      Shares       Shares       Shares     Shares
                                                      Shares   Series-M    Series-T    Series-W    Series-TH     Series-F  Series-F2
====================================================================================================================================
Robert P. Bremner
   For                                            37,616,768      1,810       2,568       1,605        2,224        1,842      1,818
   Withhold                                          535,273          5          --          --            1           --         52
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          38,152,041      1,815       2,568       1,605        2,225        1,842      1,870
====================================================================================================================================
Lawrence H. Brown
   For                                            37,618,956      1,810       2,568       1,605        2,224        1,842      1,818
   Withhold                                          533,085          5          --          --            1           --         52
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          38,152,041      1,815       2,568       1,605        2,225        1,842      1,870
====================================================================================================================================
 Anne E. Impellizzeri
   For                                            37,603,298      1,810       2,568       1,605        2,224        1,842      1,818
   Withhold                                          548,743          5          --          --            1           --         52
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          38,152,041      1,815       2,568       1,605        2,225        1,842      1,870
====================================================================================================================================
Peter R. Sawers
   For                                            37,617,790      1,810       2,568       1,605        2,224        1,842      1,818
   Withhold                                          534,251          5          --          --            1           --         52
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          38,152,041      1,815       2,568       1,605        2,225        1,842      1,870
====================================================================================================================================
Judith M. Stockdale
   For                                            37,598,638      1,810       2,568       1,605        2,224        1,842      1,818
   Withhold                                          553,403          5          --          --            1           --         52
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          38,152,041      1,815       2,568       1,605        2,225        1,842      1,870
====================================================================================================================================
William J. Schneider
   For                                                    --      1,810       2,568       1,605        2,224        1,842      1,818
   Withhold                                               --          5          --          --            1           --         52
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  --      1,815       2,568       1,605        2,225        1,842      1,870
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                    --      1,810       2,568       1,605        2,224        1,842      1,818
   Withhold                                               --          5          --          --            1           --         52
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  --      1,815       2,568       1,605        2,225        1,842      1,870
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                            37,716,319      1,810       2,568       1,605        2,225        1,826      1,818
   Against                                           170,819         --          --          --           --           --         52
   Abstain                                           264,903          5          --          --           --           16         --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          38,152,041      1,815       2,568       1,605        2,225        1,842      1,870
====================================================================================================================================

10


                                                                                NPT
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                         Preferred   Preferred   Preferred  Preferred   Preferred   Preferred  Preferred   Preferred
                                 Common     Shares      Shares      Shares     Shares      Shares      Shares     Shares      Shares
                                 Shares   Series-M    Series-T   Series-T2   Series-W   Series-W2   Series-TH   Series-F   Series-F2
====================================================================================================================================
Robert P. Bremner
   For                       38,855,214      1,735       1,544         966      1,445         506       2,279      1,597       1,203
   Withhold                     518,262         10          --          --          2          12           2         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                     39,373,476      1,745       1,544         966      1,447         518       2,281      1,597       1,205
====================================================================================================================================
Lawrence H. Brown
   For                       38,860,358      1,735       1,544         966      1,445         506       2,279      1,597       1,203
   Withhold                     513,118         10          --          --          2          12           2         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                     39,373,476      1,745       1,544         966      1,447         518       2,281      1,597       1,205
====================================================================================================================================
 Anne E. Impellizzeri
   For                       38,849,853      1,735       1,536         966      1,445         506       2,279      1,597       1,203
   Withhold                     523,623         10           8          --          2          12           2         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                     39,373,476      1,745       1,544         966      1,447         518       2,281      1,597       1,205
====================================================================================================================================
Peter R. Sawers
   For                       38,860,237      1,735       1,544         966      1,445         506       2,279      1,597       1,203
   Withhold                     513,239         10          --          --          2          12           2         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                     39,373,476      1,745       1,544         966      1,447         518       2,281      1,597       1,205
====================================================================================================================================
Judith M. Stockdale
   For                       38,857,568      1,735       1,536         966      1,445         506       2,275      1,597       1,203
   Withhold                     515,908         10           8          --          2          12           6         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                     39,373,476      1,745       1,544         966      1,447         518       2,281      1,597       1,205
====================================================================================================================================
William J. Schneider
   For                               --      1,735       1,544         966      1,445         506       2,279      1,597       1,203
   Withhold                          --         10          --          --          2          12           2         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                             --      1,745       1,544         966      1,447         518       2,281      1,597       1,205
====================================================================================================================================
Timothy R. Schwertfeger
   For                               --      1,735       1,544         966      1,445         506       2,279      1,597       1,203
   Withhold                          --         10          --          --          2          12           2         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                             --      1,745       1,544         966      1,447         518       2,281      1,597       1,205
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                       38,931,796      1,734       1,540         948      1,433         506       2,277      1,592       1,202
   Against                      126,294          9          --          --         --          --          --          2          --
   Abstain                      315,386          2           4          18         14          12           4          3           3
------------------------------------------------------------------------------------------------------------------------------------
   Total                     39,373,476      1,745       1,544         966      1,447         518       2,281      1,597       1,205
====================================================================================================================================

11


Report of
      INDEPENDENT AUDITORS


THE BOARDS OF DIRECTORS AND SHAREHOLDERS
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen
Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund
4, Inc. as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund
2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 2000, and the results of their operations, changes in their net assets and financial highlights for the years indicated therein in conformity with accounting principles generally accepted in the United States.

/s/ Ernst &Young LLP

Chicago, Illinois
December 18, 2000

12


                            Nuveen Premium Income Municipal Fund, Inc. (NPI)

                            Portfolio of
                                       INVESTMENTS October 31, 2000


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 0.6%

$       9,050   Alabama 21st Century Authority, Tobacco Settlement Revenue                  6/10 at 102          Aa1   $   9,230,005
                 Bonds, Series 2000, 6.125%, 12/01/16

------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.7%

       10,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco                6/10 at 100          Aa3       9,927,000
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31

------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.7%

        9,930   The Industrial Development Authority of the County of Pima                  1/02 at 103          AAA      10,450,431
                 (Arizona), Industrial Development Lease Obligation Refunding
                 Revenue Bonds, 1988 Series A (Irvington Project),
                 7.250%, 7/15/10

------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.7%

        3,500   Arkansas Development Finance Authority, Drivers License                     6/07 at 100          AAA       3,493,910
                 Revenue Bonds (Arkansas State Police - Headquarters and Wireless
                 Data Equipment), Series 1997, 5.400%, 6/01/18

          580   City of Paragould, Arkansas, Water, Sewer, and Electric                    12/10 at 100          AAA         581,160
                 Revenue Bonds, Series 2000, 5.650%, 12/01/25
                 (WI, settling 12/05/00)

        1,000   Sebastian County (Arkansas), Community Junior College                       4/09 at 100          AAA       1,034,640
                 District, General Obligation Improvement Bonds, Series 1999,
                 5.950%, 4/01/29

        5,245   Board of Trustees of the University of Arkansas, Athletic                   9/09 at 100          Aaa       4,905,596
                 Facilities Revenue Bonds (Razorback Stadium Project),
                 Series 1999, 5.050%, 9/15/20

------------------------------------------------------------------------------------------------------------------------------------
                California - 11.2%

       13,000   State of California, Various Purpose General Obligation Refunding          10/03 at 102           AA      12,775,880
                 Bonds, 5.150%, 10/01/19

       10,250   State of California, General Obligation Veteran's Welfare Bonds,           12/08 at 101          AAA      10,453,565
                  Series 1997BH, 5.250%, 12/01/12 (Alternative Minimum Tax)

       15,975   East Bay State Building Authority, State of California Department           3/01 at 102       Aa3***      16,436,039
                 of Transportation, Certificates of Participation, Series 1991A,
                 6.500%, 3/01/16 (Pre-refunded to 3/01/01)

       23,725   State Public Works Board of the State of California,                        6/03 at 102          Aa2      23,823,696
                 Lease Revenue Refunding Bonds (The Regents of the University
                 of California), 1993 Series A (Various University of California
                 Projects), 5.500%, 6/01/21

       11,395   State Public Works Board of the State of California,                       No Opt. Call          AA-      12,058,303
                 Lease Revenue Bonds (Department of Corrections),
                 1993 Series E (California State Prison - Madera
                 County (II)), 5.500%, 6/01/15

       15,420   Los Angeles Convention and Exhibition Center Authority,                     8/03 at 102          AAA      15,512,983
                 Lease Revenue Bonds, 1993 Refunding Series A,
                 5.375%, 8/15/18

        5,000   Department of Water and Power of the City of Los Angeles,                  11/03 at 102          AAA       4,552,500
                 California, Electric Plant Refunding Revenue Bonds,
                 Second Issue of 1993, 4.750%, 11/15/19

        1,285   City of Martinez (California), Home Mortgage Revenue Bonds,                No Opt. Call          AAA       1,857,686
                 1983 Issue A, 10.750%, 2/01/16

        4,125   Redevelopment Agency of the City of Moorpark, Moorpark                     10/03 at 102       N/R***       4,422,619
                 Redevelopment Project, 1993 Tax Allocation Bonds,
                 6.125%, 10/01/18 (Pre-refunded to 10/01/03)

       20,000   City of Pomona, California, Single Family Mortgage                         No Opt. Call          AAA      25,207,600
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed
                 Securities), Series 1990A, 7.600%, 5/01/23

        3,000   Sacramento Municipal Utility District, California, Electric                11/03 at 102          AAA       2,965,140
                 Revenue Refunding Bonds, 1993 Series D, 5.250%, 11/15/20

                San Bernardino Joint Powers Financing Authority, Tax Allocation
                Refunding Bonds, Series 1995A:
        6,675    5.750%, 10/01/15                                                          10/05 at 102          AAA       6,990,194
       10,000    5.750%, 10/01/25                                                          10/05 at 102          AAA      10,225,300

       15,540   The Regents of the University of California, Refunding Revenue              9/03 at 102          AAA      14,023,762
                 Bonds (Multiple Purpose Projects), Series B, 4.750%, 9/01/21

13




                                           Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000



   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Colorado - 4.3%

$       3,000   Colorado Housing and Finance Authority, Single Family                       4/10 at 105           AA   $   3,435,630
                 Program, 2000 Series B-2 Senior Bonds, 7.250%, 10/01/31
                 (Alternative Minimum Tax)

        2,345   Colorado Housing and Finance Authority, Single Family                       5/07 at 105          Aa2       2,507,837
                 Program, 1997 Series B-2 Senior Bonds, 7.000%, 5/01/26
                 (Alternative Minimum Tax)

        4,205   Colorado Housing and Finance Authority, Single Family                      11/07 at 105          Aa2       4,462,052
                 Program, 1997 Series C-2 Senior Bonds, 6.875%, 11/01/28
                 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991D:
        9,450    7.750%, 11/15/13 (Alternative Minimum Tax)                                No Opt. Call            A      11,285,757
        1,725    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102          Aaa       1,815,804
        6,550    7.750%, 11/15/21 (Alternative Minimum Tax)                                11/01 at 102            A       6,841,148

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1992B:
          715    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa         765,865
        2,785    7.250%, 11/15/23 (Alternative Minimum Tax)                                11/02 at 102            A       2,938,899

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1992C:
        1,830    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa       1,942,929
        6,870    6.750%, 11/15/22 (Alternative Minimum Tax)                                11/02 at 102            A       7,170,494

        4,035   City and County of Denver, Colorado, Airport System Revenue                No Opt. Call          AAA       4,023,783
                 Refunding Bonds, Series 2000A, 4.900%, 11/15/08
                 (Alternative Minimum Tax)

       13,505   City and County of Denver, Colorado, Special Facilities                    10/02 at 102         Baa3      13,612,770
                 Airport Revenue Bonds (United Air Lines Project),
                 Series 1992A, 6.875%, 10/01/32 (Alternative Minimum Tax)

          437   El Paso County, Colorado, Single Family Mortgage Revenue                   No Opt. Call          Aaa         461,110
                 Tax-Exempt Refunding Bonds, Series 1992A Class A-2,
                 8.750%, 6/01/11

------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 2.5%

        9,505   District of Columbia, General Obligation Bonds, Series 1998B,              No Opt. Call          AAA      10,134,991
                 6.000%, 6/01/20

       14,800   District of Columbia Housing Finance Agency, Collateralized                12/04 at 103          AAA      15,004,832
                 Single Family Mortgage Revenue Bonds, Series 1988E-4,
                 6.375%, 6/01/26 (Alternative Minimum Tax)

       10,350   District of Columbia, Revenue Bonds (Association of                         8/07 at 102          AAA       9,967,257
                 American Medical Colleges Issue), Series 1997A,
                 5.375%, 2/15/27

------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.0%

        9,290   State of Florida, Full Faith and Credit Department of                       7/05 at 101          AAA       9,862,078
                 Transportation, Right-of-Way Acquisition and Bridge
                 Construction Bonds, Series 1995, 5.800%, 7/01/21

        5,000   Orange County, Florida, Health Facilities Authority,                       11/10 at 101           A-       4,963,900
                 Hospital Revenue Bonds, Series 2000, Adventist Health
                 System/Sunbelt Obligated Group, 6.500%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.4%

        9,950   City of Atlanta (Georgia), Water and Wastewater Revenue                    No Opt. Call          AAA      10,057,958
                 Bonds, Series 1999A, 5.500%, 11/01/22

       23,420   Development Authority of Monroe County (Georgia),                           4/01 at 101           A+      23,676,449
                  Pollution Control Revenue Bonds (Georgia Power Company
                 Plant Scherer Project), Second Series 1994, 6.750%, 10/01/24

------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 7.8%

       19,220   Chicago School Reform Board of Trustees of the Board                       12/07 at 102          AAA      18,098,321
                 of Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1997A, 5.250%, 12/01/27

       10,000   City of Chicago, O'Hare International Airport, Special                     11/00 at 102         Baa1      10,211,400
                 Facility Revenue Bonds (American Airlines Inc. Project),
                 Series 1990A, 7.875%, 11/01/25 (Alternative Minimum Tax)

        6,280   City of Chicago, O'Hare International Airport, General Airport              1/04 at 102          AAA       5,903,640
                 Second Lien Revenue Refunding Bonds, 1993 Series C,
                 5.000%, 1/01/18

        4,225   City of Chicago, Collateralized Single Family Mortgage                      3/06 at 105          Aaa       4,601,448
                 Revenue Bonds, Series 1996-A, 7.000%, 9/01/27
                 (Alternative Minimum Tax)

        7,150   City of Chicago, Collateralized Single Family Mortgage                      9/07 at 105          Aaa       7,776,483
                 Revenue Bonds, Series 1997-B, 6.950%, 9/01/28
                 (Alternative Minimum Tax)

       10,000   The County of Cook, Illinois, General Obligation Bonds,                    11/03 at 100          AAA       9,102,100
                 Series 1993A, 5.000%, 11/15/23

        8,740   Illinois Development Finance Authority, Pollution Control                   2/04 at 102          AAA       8,713,430
                 Refunding Revenue Bonds, 1994 Series A (Illinois Power
                 Company Project), 5.700%, 2/01/24

14



   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Illinois (continued)

$       8,500   Illinois Educational Facilities Authority, Revenue Refunding                7/03 at 102          Aa1   $   8,471,610
                 Bonds, The University of Chicago, Series 1993B,
                 5.600%, 7/01/24

        5,015   Illinois Health Facilities Authority, Revenue Bonds,                       10/02 at 102          AAA       5,111,639
                 Series 1992 (Highland Park Hospital), 6.200%, 10/01/22

        1,500   Illinois Health Facilities Authority, Revenue Bonds,                       10/07 at 102          AAA       1,492,905
                 Series 1997A (Highland Park Hospital Project),
                 5.750%, 10/01/26

       17,545   Illinois Health Facilities Authority, Revenue Bonds,                        8/07 at 101          AAA      15,950,686
                 Series 1997 (Sherman Health Systems), 5.250%, 8/01/27

        9,200   Metropolitan Pier and Exposition Authority (Illinois),                     12/09 at 101          AAA       9,048,568
                 McCormick Place Expansion Project Bonds, Series 1999A,
                 5.500%, 12/15/24

        4,925   Regional Transportation Authority, Cook, DuPage,                           No Opt. Call          AAA       5,960,826
                 Kane, Lake, McHenry and Will Counties, Illinois, General
                 Obligation Bonds, Series 1992A, 9.000%, 6/01/06

          785   Regional Transportation Authority, Cook, DuPage,                           No Opt. Call          AAA         950,101
                 Kane, Lake, McHenry and Will Counties, Illinois, General
                 Obligation Bonds, Series 1992B, 9.000%, 6/01/06

------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.9%

        4,300   Indiana State Office Building Commission, Correctional                      7/05 at 102          AAA       4,246,250
                 Facilities Program Revenue Bonds, Series 1995A,
                 5.500%, 7/01/20

        8,000   Metropolitan School District of Steuben County Middle                       7/05 at 102          AAA       8,739,200
                 School Building Corporation, First Mortgage Bonds,
                 Series 1995, 6.375%, 7/15/16 (Pre-refunded to 7/15/05)

        7,965   Wawasee Community School Corporation, Indiana,                              1/12 at 101          AA-       8,030,313
                 New Elementary and Remodeling Building Corporation,
                 First Mortgage Bonds, Series 2000, 5.750%, 1/15/20

        5,300   Whitley County Middle School Building Corporation,                          1/04 at 102          AAA       5,662,997
                 Columbia City, Indiana, First Mortgage Bonds, Series 1994,
                 6.250%, 7/15/15 (Pre-refunded to 1/15/04)

------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 1.3%

        3,000   Iowa Finance Authority, Private College Refunding Revenue                  12/05 at 102          AAA       3,004,560
                 Bonds (Drake University Project), Series 1996,
                 5.400%, 12/01/16

        5,295   Iowa Finance Authority, Variable Rate Demand Industrial                     7/14 at 100          AAA       7,010,527
                 Revenue Refunding Bonds, Series A 1989 (Urbandale Hotel
                 Corporation Project), Remarketed, 8.500%, 8/01/16
                 (Alternative Minimum Tax) (Pre-refunded to 7/15/14)

                Iowa Finance Authority, Mortgage Revenue Bonds, Abbey
                Healthcare Series 2001, GNMA Guaranteed:
        2,795    6.150%, 4/20/31 (WI, settling 1/30/01)                                10/10 at 103 1/2          Aaa       2,795,839
        5,655    6.250%, 4/20/42 (WI, settling 1/30/01)                                10/10 at 103 1/2          Aaa       5,657,319

------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.4%

        6,000   Sedgwick County, Kansas and Shawnee County, Kansas,                         6/08 at 105          Aaa       6,442,200
                 Single Family Mortgage Revenue Bonds (Mortgaged-Backed
                 Securities Program), 1998 Series A1, 0.000%, 12/01/22
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.2%

        3,070   Kentucky Development Finance Authority (St. Elizabeth                      No Opt. Call          AAA       3,070,000
                 Medical Center), 9.000%, 11/01/00

------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.6%

        2,610   Louisiana Housing Finance Agency, Single Family Mortgage                    9/09 at 101          Aaa       2,894,072
                 Revenue Bonds (Home Ownership Program), Series 2000A,
                 7.450%, 12/01/31 (Alternative Minimum Tax)

       11,860   Louisiana Stadium and Exposition District, Hotel Occupancy                  7/05 at 102          AAA      12,949,578
                  Tax Bonds, Series 1995-B, 6.375%, 7/01/25

       12,735   Louisiana Stadium and Exposition District, Hotel Occupancy                  7/09 at 102          AAA      11,525,430
                 Tax Refunding Bonds, Series 1998-B, 5.000%, 7/01/26

        7,660   Louisiana Public Facilities Authority, Extended Care                       No Opt. Call          BBB       9,662,554
                 Facilities Revenue Bonds (Comm-Care Corporation Project),
                 Series 1994, 11.000%, 2/01/14

------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.4%

        5,600   Housing Opportunities Commission of Montgomery County,                      7/10 at 100          Aaa       5,684,784
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)

15




                                           Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Massachusetts - 4.1%

$      10,000   Massachusetts Bay Transportation Authority, Assessment Bonds,               7/10 at 100          AAA   $   9,502,500
                 2000 Series A, 5.250%, 7/01/30

       13,000   The Commonwealth of Massachusetts, General Obligation                       6/10 at 100          Aa2      13,821,860
                 Bonds, Series B, Consolidated Loan of 2000, 6.000%, 6/01/16

        4,790   Massachusetts Development Finance Agency, Assisted                          9/10 at 105          AAA       5,521,194
                 Living Facility Revenue Bonds (The Monastery at West
                 Springfield Project) (GNMA Collateralized), Series 1999A,
                 7.625%, 3/20/41 (Alternative Minimum Tax)

        2,850   Massachusetts Industrial Finance Agency, Resource                           7/01 at 103          N/R       2,987,826
                 Recovery Revenue Bonds, SEMASS Project, Series 1991B,
                 9.250%, 7/01/15 (Alternative Minimum Tax)

        2,825   Massachusetts Industrial Finance Agency, Resource Recovery                 12/08 at 102          BBB       2,664,145
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)

       16,000   Massachusetts Industrial Finance Agency, General                            7/07 at 102          AAA      15,206,720
                 Obligation Bonds, Suffolk University, Series 1997,
                 5.250%, 7/01/27

        8,800   Massachusetts Water Resources Authority, General                            7/02 at 100          Aaa       8,966,144
                 Revenue Bonds, 1992 Series A, 5.500%, 7/15/22
                 (Pre-refunded to 7/15/02)

------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 3.3%

        4,000   School District of the City of Detroit, Wayne County,                       5/03 at 102          AAA       4,020,120
                 Michigan, School Building and Site Improvement and
                 Refunding Bonds (General Obligation - Unlimited Tax),
                 Series 1993, 5.400%, 5/01/13

       10,550   City of Detroit, Michigan, Sewage Disposal System Revenue                   7/05 at 100          AAA       9,636,054
                 Refunding Bonds, Series 1995-B, 5.000%, 7/01/25

                Hudsonville Public Schools, Counties of Ottawa and Allegan,
                Michigan, 1997 School Building and Site and Refunding Bonds
                (General Obligation - Unlimited Tax):
       10,510    5.150%, 5/01/22                                                            5/08 at 100          AAA       9,969,576
        8,045    5.150%, 5/01/27                                                            5/08 at 100          AAA       7,539,694

        9,625   Livonia Public School District, County of Wayne, Michigan,                  5/03 at 102          AAA       9,537,413
                 1993 Refunding Bonds (General Obligation -  Unlimited Tax),
                 5.500%, 5/01/21

        6,600   Michigan State Housing Development Authority, Limited                       7/07 at 102          AAA       6,445,428
                 Obligation Multifamily Mortgage Revenue Refunding Bonds,
                 Series 1999A (Forest Hills Regency Square Project),
                 5.750%, 7/01/29

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 2.3%

        2,615   The Minneapolis/Saint Paul Housing Finance Board,                          11/04 at 102          AAA       2,700,066
                 Single Family Mortgage Revenue Bonds (Minneapolis/Saint
                 Paul Family Housing Program, Phase X, FNMA and GNMA
                 Mortgage-Backed Securities Program), Series 1994,
                 7.500%, 11/01/27 (Alternative Minimum Tax)

        5,000   Minnesota Agricultural and Economic Development Board,                     11/07 at 102          AAA       5,015,550
                 Health Care System Revenue Bonds, Series 1997A (Fairview
                 Hospital and Healthcare Services), 5.750%, 11/15/26

       20,690   The Housing and Redevelopment Authority of the City                        11/15 at 103          AAA      24,370,958
                 of Saint Paul, Minnesota, Sales Tax Revenue Refunding
                 Bonds (Civic Center Project), Series 1996, 7.100%, 11/01/23

          697   Housing and Redevelopment Authority of the City of                         No Opt. Call          Aaa         719,597
                 Saint Paul, Minnesota, Single Family Mortgage Revenue
                 Bonds, Refunding Series 1991-B, 7.250%, 9/01/11

------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 2.6%

        5,565   Missouri Housing Development Commission, Single Family                      3/07 at 105          AAA       5,990,166
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1996 Series C, 7.450%, 9/01/27 (Alternative Minimum Tax)

       17,595   Missouri Housing Development Commission, Single Family                      3/09 at 103          AAA      18,565,716
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1999 Series B-1, 6.700%, 9/01/30 (Alternative Minimum Tax)

       11,120   Francis Howell School District, St. Charles County, Missouri,              No Opt. Call          AAA      12,863,727
                 General Obligation Refunding Bonds, Series 1994A,
                 7.800%, 3/01/08

------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.0%

       29,410   State of Nevada, Colorado River Commission, General                         7/04 at 101           AA      28,763,862
                 Obligation - Limited Tax Revenue Supported Bonds,
                 Series 1994, 5.500%, 7/01/27

------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.7%

        9,915   New Hampshire Housing Finance Authority, Single Family                      7/03 at 102          Aa3       9,953,867
                 Mortgage Revenue Bonds, 1993 Series B, 6.050%, 7/01/25

16


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                New Hampshire (continued)

$       8,000   Business Finance Authority of the State of New Hampshire,                  10/03 at 102           A3   $   7,254,000
                 Pollution Control Refunding Revenue Bonds (The United
                 Illuminating Company Project), 1993 Series A,
                 5.875%, 10/01/33

        7,475   New Hampshire Housing Finance Authority, Single Family                      7/06 at 102          Aa3       7,720,703
                 Mortgage Acquisition Revenue Bonds, 1996 Series B,
                 6.400%, 1/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 3.4%

       10,000   Delaware River Port Authority (New Jersey), Port District                   1/10 at 100          AAA      10,084,600
                 Project Bonds, Series B of 1999, 5.625%, 1/01/26

       10,000   The Essex County Improvement Authority (New Jersey),                       10/10 at 100          Aaa      10,522,200
                 General Obligation Guaranteed Lease Revenue Bonds
                 (County Correctional Facility Project), Series 2000,
                 6.000%, 10/01/25

       15,000   New Jersey Housing and Mortgage Finance Agency,                        10/07 at 101 1/2          AAA      15,249,000
                 Home Buyer Revenue Bonds, 1997 Series U,
                 5.850%, 4/01/29 (Alternative Minimum Tax)

       11,500   New Jersey Turnpike Authority, Turnpike Revenue                            No Opt. Call          AAA      12,592,845
                  Bonds, Series 2000 A, 6.000%, 1/01/14

------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.5%

        3,480   New Mexico Mortgage Finance Authority, Single Family                        7/02 at 102          AAA       3,559,553
                 Mortgage Purchase Refunding Senior Bonds, 1992 Series A2,
                 6.900%, 7/01/24

        2,760   Mew Mexico Mortgage Finance Authority, Single Family                    3/10 at 102 1/2          AAA       3,036,524
                 Mortgage Program Bonds, 2000 Series D-2, 6.850%, 9/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                New York - 8.7%

       18,500   Erie Tobacco Asset Securitization Corporation, Erie County,                 7/10 at 101          Aa3      18,296,870
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, Senior, 6.250%, 7/15/40

       20,700   Long Island Power Authority, New York, Electric System                      6/08 at 101           A-      19,322,415
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26

       10,000   The City of New York, General Obligation Bonds,                         2/06 at 101 1/2            A      10,553,800
                 Fiscal 1996 Series G, 5.750%, 2/01/07

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
          100    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                               10/07 at 101         A***         109,073
        5,900    6.000%, 10/15/26                                                          10/07 at 101            A       6,066,321

                The City of New York, General Obligation Bonds, Fiscal 1991 Series B:
          540    9.500%, 6/01/03                                                           No Opt. Call         A***         606,452
        6,960    9.500%, 6/01/03                                                           No Opt. Call            A       7,782,185

       16,000   New York City Municipal Water Finance Authority, Water and                  6/06 at 101          AAA      16,143,360
                 Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

       14,625   New York City Transitional Finance Authority, Future Tax                    5/08 at 101           AA      12,884,186
                 Secured Bonds, Fiscal 1998 Series C, 4.750%, 5/01/23

        2,430   Dormitory Authority of the State of New York, The Miriam                    7/10 at 102            A       2,690,010
                 Osborn Memorial Home Association, Revenue Bonds,
                 Series 2000B, 6.875%, 7/01/19

        4,000   New York State Energy Research and Development                              3/03 at 102           A+       4,021,440
                 Authority, Facilities Revenue Bonds, Series 1993 A
                 (Consolidated Edison Company of New York, Inc. Project),
                 6.000%, 3/15/28 (Alternative Minimum Tax)

       10,000   New York Local Government Assistance Corporation,                           4/04 at 100          AA-       9,149,400
                 Refunding Bonds, Series 1993D, 5.000%, 4/01/23

       16,845   New York State Medical Care Facilities Finance Agency,                      2/04 at 102          AAA      16,786,885
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1993 Series B, 5.500%, 2/15/22

------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 0.8%

        9,650   Dickinson, North Dakota, Health Care Facilities Revenue Bonds,              2/10 at 102           AA      11,047,127
                 Series 1990, BHS Long Term Care Inc, 7.625%, 2/15/20

------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.5%

       12,360   State of Ohio, Turnpike Revenue Bonds, 1994 Series A,                       2/04 at 102          Aaa      13,045,856
                 Issued by the Ohio Turnpike Commission, 5.750%, 2/15/24

        2,000   County of Richland, Ohio, Hospital Facilities Revenue Refunding            11/10 at 101           A-       1,970,860
                 Bonds, Series 2000A, MedCentral Health System
                 Obligated Group, 6.125%, 11/15/16

        7,000   City of Steubenville, Ohio, Hospital Facilities Revenue                    10/10 at 100           A3       6,931,190
                 Refunding and Improvement Bonds, Series 2000, Trinity
                 Health System, 6.500%, 10/01/30

17




                                           Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000



   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Pennsylvania - 2.5%

$      12,875   Allegheny County Hospital Development Authority                            11/02 at 100          AAA   $  13,322,535
                 (Pennsylvania), Health Center Revenue Bonds, Series 1992A
                 (Presbyterian University Health System, Inc. Project),
                 6.250%, 11/01/23 (Pre-refunded to 11/01/02)

       10,000   Pennsylvania Housing Finance Agency, Single Family                         10/03 at 102          AA+       9,886,400
                 Mortgage Revenue Bonds, Series 1993 - 37A, 5.450%, 10/01/17

        8,405   Redevelopment Authority of the City of Philadelphia                         4/08 at 103          N/R       7,723,691
                 (Pennsylvania), Multifamily Housing Mortgage Revenue
                 Bonds, Series 1998A (Cricket Court Commons Project),
                 6.200%, 4/01/25 (Alternative Minimum Tax)

        5,295   The School District of Philadelphia, Pennsylvania, General                  9/05 at 101          AAA       5,220,499
                 Obligation Bonds, Series B of 1995, 5.500%, 9/01/25

------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.4%

        5,250   Puerto Rico Electric Power Authority, Power Revenue Bonds,                  7/05 at 100           A-       5,183,273
                 Series X, 5.500%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.9%

       13,200   Rhode Island Health and Educational Building Corporation,                   5/07 at 102          AAA      12,279,960
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group
                 Issue, Series 1996, 5.250%, 5/15/26

------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.1%

       16,250   South Carolina Jobs and Economic Development Authority,                     2/06 at 102          AAA      15,122,088
                 Hospital Revenue Bonds (Anderson Area Medical Center, Inc.),
                 Series 1996, 5.250%, 2/01/26

------------------------------------------------------------------------------------------------------------------------------------
                Texas - 8.8%

       10,305   Alliance Airport Authority, Inc., Special Facilities Revenue               12/00 at 102         Baa1      10,521,405
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        3,289   Austin Housing Finance Corporation (Texas), Multifamily                    12/10 at 105          Aaa       3,688,548
                 Housing Revenue Bonds, Series 2000A (GNMA Collateralized
                 Mortgage Loan - Fairway Village Project), 7.375%, 6/20/35
                 (Alternative Minimum Tax)

       11,020   Brazos River Authority (Texas), Collateralized Pollution Control            3/01 at 102         BBB+      11,314,675
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1994A, 7.875%, 3/01/21 (Alternative Minimum Tax)

        6,800   Brazos River Authority (Texas), Revenue Refunding Bonds                     5/08 at 102          AAA       6,367,588
                 (Houston Industries Incorporated Project), Series 1998C,
                 5.125%, 5/01/19

        5,025   Clear Creek Independent School District, Galveston and Harris               2/10 at 100          AAA       5,304,491
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 6.000%, 2/15/16

       15,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding               8/04 at 102          AAA      15,091,500
                 Bonds, Series 1994, 5.300%, 8/15/13

       10,000   Harris County Hospital District, Refunding Revenue Bonds,                  No Opt. Call          AAA      11,363,823
                  Texas, Series 1990, 7.400%, 2/15/10

       15,000   Harris County Housing Finance Corporation (Texas), Multifamily             12/10 at 105          N/R      15,204,750
                 Housing Bonds (Coolwood Oaks and Haverstock Hill Apartments),
                 Series A, 8.250%, 12/01/31

       19,125   Harris County, Texas, Hospital District, Refunding Revenue                  8/10 at 100          AAA      19,994,231
                 Bonds, Series 2000, 6.000%, 2/15/15

        1,343   Heart of Texas Housing Finance Corporation, Multifamily                     9/10 at 105          Aaa       1,507,061
                 Housing Revenue Bonds, Series 2000A (GNMA Collateralized
                 Mortgage Loan - Parkside Village Project), 7.400%, 9/20/35
                 (Alternative Minimum Tax)

        4,000   Tarrant County, Texas, Health Facilities Development                       11/10 at 101           A-       3,925,320
                 Corporation, Hospital Revenue Bonds, Series 2000, Adventist
                 Health System/Sunbelt Obligated Group, 6.700%, 11/15/30

       10,000   Board of Regents of the Texas A&M University, Revenue                       5/09 at 100          AAA       9,879,800
                 Financing System Bonds, Series 1999, 5.550%, 5/15/29

       13,150   Texas Department of Housing and Community Affairs,                          1/09 at 101          AAA      12,023,308
                 Residential Mortgage Revenue Bonds, Series 1998A,
                 5.350%, 7/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%

        7,785   Utah Housing Finance Agency, Single Family Mortgage                     7/07 at 101 1/2          AAA       7,657,248
                 Bonds, 1997 Series F, 5.750%, 7/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.9%

       12,510   Vermont Housing Finance Agency, Single Family Housing                   6/07 at 101 1/2          AAA      12,492,861
                 Bonds, Series 9, 5.900%, 5/01/29 (Alternative Minimum Tax)

18



   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Virginia - 1.1%

$      10,000   Prince William County Service Authority (Virginia), Water                   7/03 at 102          AAA   $   9,275,800
                 and Sewer System Refunding Revenue Bonds, Series 1993,
                 5.000%, 7/01/21

        5,000   City of Virginia Beach Development Authority, Multifamily                  10/14 at 100          N/R       4,937,350
                 Housing Revenue Bonds (Residential Rental Hamptons
                 Project), Series 1999, 7.500%, 10/01/39

        1,000   Virginia Housing Development Authority, Commonwealth                        1/01 at 100          AA+       1,002,070
                 Mortgage Bonds, 1987 Series C, Subseries C-7,
                 8.375%, 1/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Washington - 12.8%

                Public Utility District No.1 of Chelan County, Washington,
                Chelan Hydro Consolidated System Revenue Bonds, Series 1997A:
       11,820    5.650%, 7/01/32 (Alternative Minimum Tax)                                  7/07 at 102           AA      11,335,616
                 (Optional put 7/01/09) (Mandatory put 7/01/24)
                 5.650%, 7/01/32 (Alternative Minimum Tax)                                  7/07 at 102           AA       7,629,040
                 (Optional put 7/01/09) (Mandatory put 7/01/27)

       15,050   Municipality of Metropolitan Seattle, Washington, Sewer                     1/03 at 102          AAA      14,618,065
                 Refunding Revenue Bonds, Series Z, 5.500%, 1/01/33

        6,360   Public Utility District No. 1 of Snohomish County, Washington,              1/03 at 100          AAA       6,392,309
                 Generation System Revenue Bonds, Series 1993,
                 5.500%, 1/01/14

       10,000   Washington Health Care Facilities Authority, Revenue Bonds,                11/08 at 101          Aaa       9,251,400
                 Series 1998 (Swedish Health Services), 5.125%, 11/15/22

       11,000   Washington Health Care Facilities Authority, Revenue Bonds,                 8/13 at 102          AAA       9,649,090
                 Series 1998 (Harrison Memorial Hospital), 5.000%, 8/15/28

       12,950   Washington Public Power Supply System, Nuclear                              7/03 at 102          AAA      13,109,933
                 Project No. 1 Refunding Revenue Bonds, Series 1993A,
                 5.700%, 7/01/17

       29,870   Washington Public Power Supply System, Nuclear                              7/03 at 102          AAA      30,244,869
                 Project No. 1 Refunding Revenue Bonds, Series 1993B,
                 5.600%, 7/01/15

        7,500   Washington Public Power Supply System, Nuclear                              7/01 at 100          Aaa       7,581,150
                 Project No. 2 Refunding Revenue Bonds, Series 1991A,
                 6.000%, 7/01/12 (Pre-refunded to 7/01/01)

       14,440   Washington Public Power Supply System, Nuclear                              7/03 at 102          Aa1      14,803,166
                 Project No. 2 Refunding Revenue Bonds, Series 1993A,
                 5.750%, 7/01/12

        6,770   Washington Public Power Supply System, Nuclear                              7/03 at 102          Aa1       6,902,760
                 Project No. 2 Refunding Revenue Bonds, Series 1993B,
                 5.625%, 7/01/12

       14,500   Washington Public Power Supply System, Nuclear                              7/08 at 102          Aa1      14,296,274
                 Project No. 2 Refunding Revenue Bonds, Series 1998A,
                 5.000%, 7/01/12

       22,880   Washington Public Power Supply System, Nuclear                              7/03 at 102          Aa1      22,763,540
                 Project No. 3 Refunding Revenue Bonds, Series 1993C,
                 5.375%, 7/01/15

        9,350   Washington Public Power Supply System, Nuclear                              7/07 at 102          Aa1       9,185,250
                 Project No. 3 Refunding Revenue Bonds, Series 1997-A,
                 5.250%, 7/01/15

        7,775   Washington Public Power Supply System, Nuclear                              7/08 at 102          Aa1       7,289,680
                 Project No. 3 Refunding Revenue Bonds, Series 1998A,
                 5.125%, 7/01/18

------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 1.1%

       15,000   West Virginia Housing Development Fund, Housing Finance                     5/02 at 102          AAA      15,585,000
                  Bonds, 1992 Series D, 7.050%, 11/01/24
------------------------------------------------------------------------------------------------------------------------------------

$   1,410,311   Total Investments (cost $1,405,290,512) - 99.7%                                                        1,427,744,787
================--------------------------------------------------------------------------------------------------------------------

                 Other Assets Less Liabilities - 0.3%                                                                      4,894,757
------------------------------------------------------------------------------------------------------------------------------------

                 Net Assets - 100%                                                                                    $1,432,639,544
====================================================================================================================================

            *   Optional Call Provisions (not covered by the report
                of independent auditors): Dates (month and year) and
                prices of the earliest optional call or redemption.
                There may be other call provisions at varying prices
                at later dates.
           **   Ratings (not covered by the report of independent
                auditors): Using the higher of Standard & Poor's or
                Moody's rating.
          ***   Securities are backed by an escrow or trust
                containing sufficient U.S. Government or U.S.
                Government agency securities which ensures the
                timely payment of principal and interest. Securities
                are normally considered to be equivalent to AAA
                rated securities.
          N/R   Investment is not rated.
         (WI)   Security purchased on a when-issued basis.

See accompanying notes to financial statements.

19




                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM)

                            Portfolio of
                                       INVESTMENTS October 31, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Alaska - 0.4%

$       3,500   Anchorage Parking Authority, Lease Revenue Refunding Bonds,                12/02 at 102           A2   $   3,655,785
                 Series 1993 (5th Avenue Garage Project), 6.750%, 12/01/08

          415   City of Valdez, Alaska, Home Mortgage Revenue Refunding                     8/02 at 102           A1         430,558
                 Bonds, 1992 Series, 7.900%, 2/01/10

------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 3.1%

        2,850   The Industrial Development Authority of the County of                       1/07 at 102          AAA       3,043,344
                 Maricopa (Arizona), Multifamily Housing Revenue Bonds
                 (Place Five and the Greenery Apartments Projects),
                 Series 1996A, 6.625%, 1/01/27

                The Industrial Development Authority of the County of Mohave,
                Hospital System Revenue Refunding Bonds (Medical Environments,
                Inc. and Phoenix Baptist Hospital and Medical Center Inc.),
                Series 1993:
        5,705    6.250%, 7/01/03                                                           No Opt. Call          Aaa       5,867,878
        3,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                                  7/03 at 102          Aaa       3,224,430

        9,000   City of Phoenix Civic Improvement Corporation (Arizona),                    7/03 at 102          AAA       9,540,360
                 Wastewater System Lease Revenue Bonds, Series 1993,
                 6.125%, 7/01/14 (Pre-refunded to 7/01/03)

        3,880   City of Phoenix Civic Improvement Corporation (Arizona),                    7/04 at 102          AA-       3,452,346
                 Wastewater System Lease Revenue Refunding Bonds,
                 Series 1993, 4.750%, 7/01/23

        4,310   The Industrial Development Authority of the County                          1/02 at 103          AAA       4,535,887
                 of Pima (Arizona), Industrial Development Lease Obligation
                 Refunding Revenue Bonds, 1988 Series A (Irvington Project),
                 7.250%, 7/15/10

------------------------------------------------------------------------------------------------------------------------------------
                California - 12.1%

        7,710   State of California, General Obligation Veterans Welfare Bonds,            12/08 at 101          AAA       7,863,121
                  Series 1997BH, 5.250%, 12/01/12 (Alternative Minimum Tax)

                State Public Works Board of the State of California, Lease
                Revenue Bonds (The Trustees of the California State University),
                1992 Series A (Various California State University Projects):
       15,480    6.625%, 10/01/10 (Pre-refunded to 10/01/02)                               10/02 at 102          Aaa      16,522,268
       10,500    6.700%, 10/01/17 (Pre-refunded to 10/01/02)                               10/02 at 102          AAA      11,221,350

        7,150   State Public Works Board of the State of California,                       10/04 at 102       Aa3***       7,853,346
                 Lease Revenue Bonds (The Trustees of the California State
                 University), 1994 Series A (Various California State University
                 Projects), 6.375%, 10/01/19 (Pre-refunded to 10/01/04)

       17,500   State Public Works Board of the State of California,                       11/04 at 102          Aaa      19,586,175
                 Lease Revenue Bonds (Department of Corrections),
                 1994 Series A (California State Prison, Monterey County
                 (Soledad II)), 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

       30,000   Foothill/Eastern Transportation Corridor Agency, California,               No Opt. Call          AAA       9,762,600
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21

        5,000   City of Loma Linda, California, Hospital Revenue Bonds                     12/03 at 102          N/R       4,509,000
                 (Loma Linda University Medical Center Project),
                 Series 1993-A, 6.500%, 12/01/18

        3,230   Community Redevelopment Financing Authority of the                          9/02 at 102       N/R***       3,380,227
                 Community Redevelopment Agency of the City of
                 Los Angeles, California, Pooled Financing Bonds,
                 Series D (Crenshaw Redevelopment Project),
                 7.000%, 9/01/14 (Pre-refunded to 9/01/02)

        5,000   Los Angeles County Public Works Finance Authority, Revenue                 10/04 at 102        AA***       5,447,100
                 Bonds, Series 1994A (Los Angeles County Regional Park
                 and Open Space District), 6.125%, 10/01/10
                 (Pre-refunded to 10/01/04)

       10,000   Los Angeles County Transportation Commission (California),                  7/02 at 102          Aaa      10,633,200
                 Proposition C Sales Tax Revenue Bonds, Second Senior
                 Bonds, Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

        2,035   Parlier Redevelopment Agency (Parlier Redevelopment                         8/02 at 102       N/R***       2,167,031
                 Project), 1992 Tax Allocation Bonds, Series A,
                 6.750%, 8/01/22 (Pre-refunded to 8/01/02)

20


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                California (continued)

                Redevelopment Agency of the City and County of San Francisco
                (California), Hotel Tax Revenue Bonds, Series 1994:
$       2,390    6.750%, 7/01/15 (Pre-refunded to 7/01/04)                                  7/04 at 102          AAA   $   2,646,758
        5,905    6.750%, 7/01/25 (Pre-refunded to 7/01/04)                                  7/04 at 102          AAA       6,539,374
          960    6.750%, 7/01/25                                                            7/04 at 102          AAA       1,051,402

        5,605   County of San Joaquin, California, Certificates of Participation            4/04 at 102            A       5,866,922
                 (1994 Solid Waste System Facilities Project), 6.600%, 4/01/19

------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 7.7%

        9,870   Colorado Health Facilities Authority, Insured Hospital                      2/01 at 102          AAA      10,117,737
                 Revenue Bonds (PSL Healthcare System Project), Series 1991A,
                 6.250%, 2/15/21 (Pre-refunded to 2/15/01)

          535   Colorado Housing and Finance Authority, Single Family                      12/04 at 105          Aa2         560,739
                 Program Senior Bonds, 1994 Series E, 8.125%, 12/01/24
                 (Alternative Minimum Tax)

                Colorado Housing and Finance Authority, General Obligation
                Bonds, 1994 Series A:
        5,645    6.850%, 8/01/24 (Pre-refunded to 8/01/02)                                  8/02 at 102         A***       5,969,870
        1,245    6.875%, 8/01/30 (Pre-refunded to 8/01/02)                                  8/02 at 102         A***       1,317,148

        2,980   Colorado Housing and Finance Authority, Single Family                      12/05 at 105          Aa2       3,191,997
                 Program Senior Bonds, 1995 Series D, 7.375%, 6/01/26

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991D:
          400    7.750%, 11/15/13 (Alternative Minimum Tax)                                No Opt. Call            A         477,704
        3,155    7.750%, 11/15/21 (Alternative Minimum Tax)                                11/01 at 102          Aaa       3,321,079
                 (Pre-refunded to 11/15/01)
       12,115    7.750%, 11/15/21 (Alternative Minimum Tax)                                11/01 at 102            A      12,653,512

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992B:
        1,445    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa       1,547,797
        5,635    7.250%, 11/15/23 (Alternative Minimum Tax)                                11/02 at 102            A       5,946,390

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992C:
        2,125    6.750%, 11/15/13 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa       2,256,134
       16,120    6.750%, 11/15/13 (Alternative Minimum Tax)                                11/02 at 102            A      16,857,006

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991A:
        1,925    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 100          Aaa       1,994,377
        5,315    8.000%, 11/15/25 (Alternative Minimum Tax)                                11/01 at 100            A       5,461,694

        1,700   City and County of Denver (Colorado), Multifamily Housing                  10/07 at 102          AAA       1,679,260
                 Revenue Bonds (FHA-Insured Mortgage Loan - The Boston
                 Lofts Project), Series 1997A, 5.750%, 10/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.3%

        3,170   Connecticut Housing Finance Authority, Housing Mortgage                     5/06 at 102           AA       3,293,250
                 Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18

------------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.2%

        5,000   Dade County, Florida, Aviation Bonds, Series 1996A,                        10/06 at 102          AAA       5,067,900
                 5.750%, 10/01/18 (Alternative Minimum Tax)

        2,850   State of Florida, Full Faith and Credit Department of                       7/05 at 101          AAA       3,034,395
                 Transportation, Right-of-Way Acquisition and Bridge
                 Construction Bonds, Series 1995, 5.875%, 7/01/24

       12,500   City of Tampa, Florida, Revenue Bonds (The Florida                          5/02 at 102       N/R***      13,297,000
                 Aquarium Project), Series 1992, 7.750%, 5/01/27
                 (Pre-refunded to 5/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 1.5%

        5,500   City of Atlanta (Georgia), Water and Sewerage Revenue                       1/04 at 100          AAA       5,490,870
                 Bonds, Series 1993, 4.500%, 1/01/18 (Pre-refunded to 1/01/04)

        7,000   Development Authority of Burke County, Georgia, Pollution                   1/03 at 103          AAA       7,697,340
                 Control Revenue Bonds (Oglethorpe Power Corporation
                 Vogtle Project), Series 1992, 8.000%, 1/01/15
                 (Pre-refunded to 1/01/03)

          650   Housing Authority of Fulton County, Georgia, Single Family                  9/06 at 102          AAA         663,663
                 Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1996A, 6.200%, 9/01/27
                 (Alternative Minimum Tax)

21




                                         Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Idaho - 1.3%

$       1,930   Idaho Housing Finance Agency, Single Family Mortgage                        7/05 at 102          AAA   $   1,991,895
                 Revenue Bonds, Series F, 6.450%, 7/01/27
                 (Alternative Minimum Tax)

        3,305   Idaho Housing Finance Agency, Housing Revenue Bonds                         6/05 at 102           Aa       3,368,423
                 (Park Place Project), 1995 Series A, FHA-Insured Mortgage,
                 6.500%, 12/01/36 (Alternative Minimum Tax)

        2,225   Idaho Housing and Finance Association, Single Family                        7/06 at 102          Aaa       2,257,062
                 Mortgage Bonds, 1996 Series G, 6.350%, 7/01/26
                 (Alternative Minimum Tax)

        2,275   Idaho Housing and Finance Association, Single Family                        1/10 at 100          Aa2       2,332,148
                 Mortgage Bonds, 2000 Series B, 6.250%, 7/01/22
                 (Alternative Minimum Tax)

        2,375   Idaho Housing and Finance Association, Single Family                        7/10 at 100          Aaa       2,404,711
                 Mortgage Bonds, 2000 Series E, 5.950%, 7/01/20
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 13.6%

        5,000   City of Chicago, General Obligation Bonds (Emergency                        1/03 at 102          AAA       5,208,000
                 Telephone System), Series 1993, 5.625%, 1/01/23
                 (Pre-refunded to 1/01/03)

       17,000   City of Chicago, General Obligation Bonds, Project Series A                 1/02 at 102          AAA      17,647,020
                 of 1992, 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

       18,200   City of Chicago (Illinois), General Obligation Bonds,                       1/06 at 102          AAA      16,868,306
                 Series 1995A-1 Project Bonds, 5.125%, 1/01/25

        1,000   City of Chicago (Illinois), General Obligation Bonds,                       7/08 at 102          AAA         960,470
                 Project and Refunding Series 1998, 5.250%, 1/01/20

       22,670   City of Chicago (Illinois), General Obligation Bonds                       No Opt. Call          AAA       5,626,921
                 (City Colleges of Chicago Capital Improvement Project),
                 Series 1999, 0.000%, 1/01/25

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
       23,800    0.000%, 12/01/20                                                          No Opt. Call          AAA       7,493,192
       41,300    0.000%, 12/01/21                                                          No Opt. Call          AAA      12,205,802

        5,000   Chicago School Reform Board of Trustees of the Board of                    No Opt. Call          AAA       1,577,300
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1999A, 0.000%, 12/01/20

        8,270   City of Chicago, Illinois, Mortgage Revenue Bonds, Series 1992              6/02 at 102          AAA       8,499,327
                 (FHA-Insured Mortgage Loan - Lakeview Towers Project),
                 6.650%, 12/01/33

        1,175   City of Chicago, Multifamily Housing Revenue Bonds,                         6/09 at 102          Aaa       1,161,817
                 Series 1997 (GNMA Collateralized - Bryn Mawr/Belle
                 Shores Project), 5.800%, 6/01/23 (Alternative Minimum Tax)

        5,500   Chicago Park District, Illinois, General Obligation Capital                 1/02 at 102        AA***       5,745,465
                 Improvement Bonds and Aquarium and Museum Bonds,
                 Series 1991, 6.700%, 1/01/11 (Pre-refunded to 1/01/02)

       10,900   Public Building Commission of Chicago (Illinois), Building                 12/03 at 102          AAA      11,476,174
                 Revenue Bonds, Series A of 1993 (Board of Education of the
                 City of Chicago), 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

        4,415   City of Chicago, Illinois, Tax Increment Allocation Bonds                   1/07 at 102          N/R       4,558,267
                 (Read-Dunning Redevelopment Project), Series 1996B,
                 7.250%, 1/01/14

        3,530   City of Chicago, Illinois, Tax Increment Allocation Bonds                   1/07 at 102          N/R       3,697,640
                 (Sanitary Drainage and Ship Canal Redevelopment Project),
                 Series 1997A, 7.750%, 1/01/14
        2,850   City of East St. Louis, Illinois, Mortgage Revenue Refunding                7/03 at 102          AAA       2,925,582
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan - Dawson
                 Manor Apartments - Section 8 Assisted Project), 6.500%, 7/01/24

        6,900   Illinois Health Facilities Authority, Revenue Refunding                    10/03 at 102           A-       6,062,616
                 Bonds, Series 1993 (Illinois Masonic Medical Center),
                 5.500%, 10/01/19

        3,000   Illinois Health Facilities Authority, Revenue Refunding                    No Opt. Call           A+       2,950,560
                 Bonds, Series 1993C (Lutheran General Health System),
                 6.000%, 4/01/18

                Illinois Housing Development Authority, Housing Finance Bonds,
                2000 Series A:
        1,210    5.750%, 9/01/10 (Alternative Minimum Tax)                                  3/10 at 100           AA       1,233,522
        1,245    6.200%, 9/01/20 (Alternative Minimum Tax)                                  3/10 at 100           AA       1,264,248

22


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Illinois (continued)

$      11,510   The Illinois State Toll Highway Authority, Toll Highway Priority            1/03 at 102       AA-***   $  12,150,416
                 Revenue Bonds, 1992 Series A, 6.375%, 1/01/15
                 (Pre-refunded to 1/01/03)

          405   Village of Wheeling, Cook and Lake Counties, Illinois,                     11/02 at 102          AAA         415,623
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1992, 6.850%, 11/01/09

------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 7.0%

        8,000   East Chicago Elementary School Building Corporation                         1/03 at 102         A***       8,558,880
                 (Lake County, Indiana), First Mortgage Bonds, Series 1992,
                 7.000%, 1/15/16 (Pre-refunded to 1/15/03)

       13,630   Hospital Authority of the City of Fort Wayne, Indiana, Revenue             11/02 at 102        A+***      14,390,145
                 Bonds, Series 1992 (Parkview Memorial Hospital, Inc. Project),
                 6.400%, 11/15/22 (Pre-refunded to 11/15/02)

        6,031   City of Greenfield, Indiana, Multifamily Housing Revenue                   12/05 at 105          Aaa       6,125,445
                 Bonds, Series 1996 A (Pedcor Investments, 1988-V, L.P. Project),
                 6.200%, 12/01/28 (Alternative Minimum Tax)

       10,675   Highland School Building Corporation (Highland, Indiana),                   1/02 at 102          AAA      11,169,786
                 First Mortgage Bonds, Series 1992A, 6.750%, 1/15/20
                 (Pre-refunded to 1/15/02)

        8,200   Indiana Bond Bank, State Revolving Fund Program Bonds,                      2/03 at 102          AAA       8,610,000
                 Series 1993A, Guarantee Revenue Bonds, 6.250%, 2/01/09

        2,875   Indiana Bond Bank, State Revolving Fund Program Bonds,                      2/05 at 102          AAA       3,088,325
                 Series 1994B, Guarantee Revenue Bonds, 6.750%, 2/01/17

        3,500   Indiana Bond Bank, Special Program Bonds, Series 2000A                      2/10 at 101          AAA       3,629,290
                 (City of East Chicago Facilities Building Corporation Project),
                 6.125%, 2/01/25

        5,250   Indiana Transportation Finance Authority, Aviation Technology               3/03 at 102           AA       5,405,715
                 Center Lease Revenue Bonds, Series A, 6.500%, 3/01/18

        5,905   Muncie School Building Corporation, First Mortgage Bonds,                   7/01 at 102       N/R***       6,109,018
                 Series 1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)

------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.3%

        1,210   Johnson County, Kansas, Single Family Mortgage Revenue                      5/04 at 103          Aa2       1,262,296
                 Refunding Bonds, Series 1994, 7.100%, 5/01/12

        1,390   Sedgwick County, Kansas and Shawnee County, Kansas,                        No Opt. Call          Aaa       1,460,348
                 Collateralized Single Family Mortgage Refunding Revenue
                 Bonds (GNMA Certificates), Series 1994A1, 7.900%, 5/01/24
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.6%

        5,780   Kentucky Housing Corporation, Housing Revenue Bonds,                        7/06 at 102          AAA       5,957,562
                 1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.7%

        3,595   Bossier Public Trust Financing Authority, Single Family                     8/05 at 102          AAA       3,601,471
                 Mortgage Revenue Refunding Bonds, Series 1995B,
                 6.125%, 8/01/28

       12,100   East Baton Rouge Mortgage Finance Authority, Single                        10/05 at 102          Aaa      12,205,633
                 Family Mortgage Revenue Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1994C,
                 6.350%, 10/01/28 (Alternative Minimum Tax)

        4,980   New Orleans Home Mortgage Authority, Single Family Mortgage                 6/05 at 102          Aaa       5,119,838
                 Revenue Bonds, Series 1995A, 6.300%, 6/01/28
                 (Alternative Minimum Tax)

        4,205   Orleans Levee District (A Political Subdivision of the State               12/05 at 103          AAA       4,416,722
                 of Louisiana), Public Improvement Bonds, Series 1986,
                 5.950%, 11/01/15

------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.9%

        1,035   Maine State Housing Authority, Mortgage Purchase Bonds,                    11/05 at 102           AA       1,061,527
                  1995 Series B-2, 6.300%, 11/15/26 (Alternative Minimum Tax)

        7,925   Maine State Housing Authority, Mortgage Purchase Bonds,                     8/02 at 102          Aa2       7,990,936
                 1990 Series A-4, 6.400%, 11/15/24 (Alternative Minimum Tax)

23




                               Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Maryland - 0.1%

$         965   Community Development Administration, Department of                         5/03 at 102          Aa2   $     995,562
                 Housing and Community Development, State of Maryland,
                 Multifamily Housing Revenue Bonds (Insured Mortgage Loans),
                 1993 Series C, 6.625%, 5/15/23

------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 0.7%

        3,080   Massachusetts Industrial Finance Agency, Revenue Bonds                      3/06 at 102          AAA       3,083,388
                 (College of the Holy Cross - 1996 Issue), 5.625%, 3/01/26

        3,605   Massachusetts Water Resources Authority, General Revenue                   12/04 at 102          AAA       3,493,930
                 Bonds, 1993 Series C, 5.250%, 12/01/20

------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.4%

        8,000   Michigan State Hospital Finance Authority, Hospital Revenue                11/03 at 102          AAA       8,006,880
                 Refunding Bonds (Oakwood Hospital Obligated Group),
                 Series 1993A, 5.625%, 11/01/18

        5,285   Michigan State Housing Development Authority, Rental Housing               10/02 at 102          AA-       5,487,098
                 Revenue Bonds, 1992 Series A, 6.650%, 4/01/23

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 2.8%

        3,560   Housing and Redevelopment Authority of the City of Saint Paul,             12/02 at 102         BBB+       3,577,230
                 Minnesota and City of Minneapolis, Minnesota, Health Care
                 Facility Revenue Bonds, Series 1992 (Group Health Plan,
                 Inc. Project), 6.900%, 10/15/22

        2,450   Minnesota Housing Finance Agency, Single Family Mortgage                    7/09 at 100          AA+       2,490,768
                 Bonds, 2000 Series C, 6.100%, 7/01/30 (Alternative Minimum Tax)

        3,095   Minnesota Housing Finance Agency, Rental Housing Bonds,                     2/05 at 102          AAA       3,139,754
                 1995 Series D, 5.950%, 2/01/18

        4,395   Minnesota Housing Finance Agency, Single Family Mortgage                    1/06 at 102          AA+       4,542,980
                 Bonds, 1996 Series G, 6.250%, 7/01/26 (Alternative Minimum Tax)

        2,500   Minnesota Housing Finance Agency, Single Family Mortgage                    1/11 at 101          AA+       2,547,725
                 Bonds, 1997 Series H, Remarketed, 6.050%, 7/01/31
                 (Alternative Minimum Tax)

        2,000   Southern Minnesota Municipal Power Agency, Power Supply                     1/03 at 102          Aaa       2,075,000
                 System Revenue Bonds, Series 1992B, 5.750%, 1/01/11

        2,350   Washington County Housing and Redevelopment Authority,                      1/03 at 102          BBB       2,401,183
                 Pooled Housing and Redevelopment Limited Annual
                 Appropriation Tax and Revenue Bonds (Pooled Refunding
                 Project), Series 1992, 7.200%, 1/01/22

        5,170   Washington County Housing and Redevelopment Authority,                     12/02 at 100        A3***       5,469,446
                 Lease Revenue Bonds (South Washington  County Schools
                 Project), Series 1992, 7.400%, 12/01/14 (Pre-refunded
                 to 12/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.4%

        4,000   Mississippi Hospital Equipment and Facilities Authority,                   10/02 at 102          AAA       4,191,560
                 Revenue Bonds, Series 1992A (Wesley Health Systems),
                 6.050%, 4/01/12 (Pre-refunded to 10/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 1.8%

        5,500   The Industrial Development Authority of the City of St. Louis,             12/02 at 102          N/R       5,693,930
                 Missouri, Industrial Revenue Refunding Bonds (Kiel Center
                 Multipurpose Arena Project), Series 1992, 7.625%, 12/01/09
                 (Alternative Minimum Tax)

       11,000   St. Louis Municipal Finance Corporation, Leasehold Revenue                  7/03 at 102          AAA      11,327,470
                 Refunding Bonds, 6.000%, 7/15/13

------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.4%

        4,000   Clark County, Nevada, Industrial Development Revenue Bonds                  6/02 at 102          AAA       4,173,240
                 (Nevada Power Company Project), Series 1992A,
                 6.700%, 6/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.4%

        3,735   New Hampshire Higher Educational and Health Facilities                      1/01 at 101         BBB+       3,773,732
                 Authority, Hospital Revenue Bonds, Catholic Medical Center
                 Issue, Series 1989, 8.000%, 7/01/04

24

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 2.4%

$       4,500   New Jersey Economic Development Authority, Insured                          5/05 at 102          AAA   $   4,841,010
                 Revenue Bonds (Educational Testing Service Issue),
                 Series 1995A, 6.000%, 5/15/25

        8,720   New Jersey Housing and Mortgage Finance Agency, Multifamily            11/07 at 101 1/2          AAA       8,611,349
                 Housing Revenue Bonds, 1997 Series A, 5.650%, 5/01/40
                 (Alternative Minimum Tax)

        4,145   New Jersey Housing and Mortgage Finance Agency, Housing                    11/02 at 102           A+       4,313,992
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28

        1,000   Toms River Board of Education, General Obligation Bonds,                    7/07 at 100          AAA       1,064,740
                 Series 1997, 5.750%, 7/15/21 (Pre-refunded to 7/15/07)

        3,755   The Union County Utilities Authority (New Jersey), Solid Waste              6/08 at 101          AAA       3,619,031
                 Facility Subordinated Lease Revenue Bonds, Ogden Martin
                 Systems of Union, Inc., Lessee, Series 1998A, 5.350%, 6/01/23
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.4%

        3,820   New Mexico Mortgage Finance Authority, Single Family                        7/05 at 102          AAA       3,877,644
                 Mortgage Program Bonds, 1995 Series E, 6.300%, 7/01/17
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                New York - 16.7%

       22,400   Long Island Power Authority, New York, Electric System General              6/08 at 101          AAA      21,154,784
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
       10,000    0.000%, 6/01/22                                                           No Opt. Call          AAA       2,951,200
       15,000    0.000%, 6/01/23                                                           No Opt. Call          AAA       4,174,200

        7,695   The City of New York, General Obligation Bonds, Fiscal 1995                No Opt. Call            A       8,108,914
                 Series E, 6.600%, 8/01/03

       17,365   The City of New York, General Obligation Bonds, Fiscal 1996                No Opt. Call            A      19,198,223
                 Series F, 7.000%, 2/01/06

       11,130   The City of New York, General Obligation Bonds, Fiscal 1996             3/06 at 101 1/2            A      11,369,184
                 Series I, 5.875%, 3/15/18

                The City of New York, General Obligation Bonds, Fiscal 1996
                Series J1:
        9,000    5.875%, 2/15/19                                                        2/06 at 101 1/2            A       9,175,230
        3,820    5.500%, 2/15/26                                                        2/06 at 101 1/2            A       3,725,455

        4,250   The City of New York, General Obligation Bonds, Fiscal 1997             8/06 at 101 1/2            A       4,307,588
                 Series E, 5.875%, 8/01/24

                The City of New York, General Obligation Bonds, Fiscal 1993
                Series A:
        3,140    6.375%, 8/01/08 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2          Aaa       3,294,080
        6,860    6.375%, 8/01/08                                                        8/02 at 101 1/2            A       7,141,603
          660    6.500%, 8/01/11 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2          Aaa         693,759
        1,340    6.500%, 8/01/11                                                        8/02 at 101 1/2            A       1,397,781

                The City of New York, General Obligation Bonds, Fiscal 1997
                Series I:
        6,950    6.250%, 4/15/27 (Pre-refunded to 4/15/07)                                  4/07 at 101         A***       7,642,012
        5,070    6.250%, 4/15/27                                                            4/07 at 101            A       5,290,748

                The City of New York, General Obligation Bonds, Fiscal 1995
                Series D:
          285    6.600%, 2/01/03                                                           No Opt. Call         A***         298,486
       10,465    6.600%, 2/01/03                                                           No Opt. Call            A      10,930,483

        1,370   New York City Municipal Water Finance Authority, Water and                  6/07 at 101          AAA       1,347,340
                 Sewer System Revenue Bonds, Fiscal 1997 Series B,
                 5.500%, 6/15/27

        3,150   New York City Municipal Water Finance Authority, Water and                  6/05 at 101          AAA       3,201,503
                 Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25

        4,000   The Trust for Cultural Resources of the City of New York,                   4/07 at 101          AAA       4,016,520
                 Revenue Bonds, Series 1997A (American Museum of Natural
                 History), 5.650%, 4/01/27

        2,500   Dormitory Authority of the State of New York, City University               7/06 at 102            A       2,562,200
                 System Consolidated Third General Resolution Bonds,
                 1996 Series 2, 6.000%, 7/01/20

       17,450   New York State Energy Research and Development Authority,                  12/01 at 101          AAA      17,776,839
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                 Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)

        7,635   New York State Medical Care Facilities Finance Agency, Mercy                5/05 at 102          AA-       8,201,212
                 Medical Center Project Revenue Bonds, 1995 Series A,
                 5.875%, 11/01/15

25


                                         Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 1.4%

$       7,000   County of Cumberland, North Carolina, Hospital Facility Revenue            10/09 at 101           A-   $   6,211,520
                 Bonds (Cumberland County Hospital System Inc.), Series 1999
                 (Cape Fear Valley Health System), 5.250%, 10/01/19

        5,160   City of Durham, Urban Redevelopment Mortgage Revenue Bonds                  8/07 at 105          AAA       5,512,996
                 (Durham Hosiery Mill Project) (FHA-Insured), Series 1987,
                 7.500%, 8/01/29 (Alternative Minimum Tax)

        1,760   North Carolina Housing Finance Agency, Single Family Revenue                3/06 at 102           AA       1,794,760
                 Bonds, Series JJ (1985 Resolution), 6.450%, 9/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 1.1%

        4,035   Mercer County, North Dakota, Pollution Control Revenue Bonds                1/01 at 102            A       4,139,547
                 (Basin Electric Power Cooperative-Antelope Valley Station),
                 1984 Series B, 7.000%, 1/01/19

        5,000   North Dakota Housing Finance Agency, Housing Finance Program,               7/10 at 100          Aa3       5,063,400
                 Series 2000C, Mortgage Revenue Bonds, 6.150%, 7/01/31
                 (Alternative Minimum Tax)

        1,205   North Dakota Housing Finance Agency, Housing Finance Program                1/07 at 102          Aa3       1,234,860
                 Bonds, Home Mortgage Finance Program, 1996 Series B,
                 6.400%, 1/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.3%

        2,000   Ohio Housing Finance Agency, Multifamily Housing Mortgage                   1/08 at 102          Aa2       1,844,960
                 Revenue Bonds, Series 1998B-1 (FHA- Insured Mortgage
                 Loan - Courtyards of Kettering Project), 5.550%, 1/01/40
                 (Alternative Minimum Tax)

        5,000   Ohio Water Development Authority, Collateralized Water                      8/02 at 102           A2       5,083,900
                 Development Revenue Refunding Bonds, 1992 Series A
                 (The Dayton Power and Light Company Project), 6.400%, 8/15/27

        6,750   Ohio Water Development Authority, Solid Waste Disposal                      9/08 at 102          N/R       5,399,663
                 Revenue Bonds (Bay Shore Power Project), Convertible
                 Series 1998B, 5.875%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 0.4%

        1,000   Tulsa County Industrial Authority (Tulsa, Oklahoma), Recreational           9/02 at 102           A-       1,045,880
                 Facilities Revenue Bonds, Refunding Series 1992,
                 6.600%, 9/01/08

        2,990   Tulsa County Public Facilities Authority (Tulsa, Oklahoma),                11/02 at 102            A       3,134,148
                 Recreational Facility Refunding Revenue Bonds, Series 1992,
                 6.600%, 11/01/08

------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 2.9%

       13,350   State of Oregon, General Obligation Elderly and Disabled                    8/02 at 102           AA      13,835,940
                 Housing Bonds, 1992 Series B, 6.375%, 8/01/24

        4,995   State of Oregon, General Obligation Veterans Welfare Bonds,                10/05 at 102           AA       5,146,349
                 Series 75, 6.000%, 4/01/27

        5,250   State of Oregon, Housing and Community Services Department,                 1/10 at 100          Aa2       5,408,130
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 Series 2000F, 6.250%, 7/01/28 (Alternative Minimum Tax)

        2,805   City of Portland, Oregon, Limited Tax Improvement Bonds,                    6/06 at 100           Aa       2,850,693
                 1996 Series A, 5.550%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 0.4%

        2,400   Beaver County Industrial Development Authority (Pennsylvania),              7/05 at 102            A       2,653,368
                 Collateralized Pollution Control Revenue Refunding Bonds,
                 Series 1995-A (The Cleveland Electric Illuminating Company -
                 Beaver Valley Project), 7.750%, 7/15/25

        1,000   Delaware Valley Regional Finance Authority, Local Government               No Opt. Call          AAA       1,010,900
                 Revenue Bonds, Series 1997B,  5.700%, 7/01/27

------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 1.0%

        4,000   The Children's Trust Fund, Tobacco Settlement Asset-Backed                  7/10 at 100          Aa3       3,976,280
                 Bonds, Series 2000, 6.000%, 7/01/26 (WI, settling 11/15/00)

        5,000   Commonwealth of Puerto Rico, Public Improvement Refunding                   7/08 at 101          AAA       4,328,400
                 Bonds, Series 1998 (General Obligation Bonds), 4.500%, 7/01/23

        1,375   Puerto Rico Electric Power Authority, Power Revenue Bonds,                  7/05 at 100           A-       1,357,524
                 Series X, 5.500%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.2%

        2,135   School District No. 4 of Lexington County, South Carolina,                  7/04 at 102         Baa2       2,273,711
                 Certificates of Participation, Series 1994, 7.000%, 7/01/12

26

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                South Dakota - 1.1%

                South Dakota Building Authority, Revenue Bonds, Series 1992:
$         510    6.700%, 9/01/17 (Pre-refunded to 9/01/02)                                  9/02 at 102          AAA   $     539,871
        9,860    6.700%, 9/01/17 (Pre-refunded to 9/01/04)                                  9/04 at 100          AAA      10,415,907

------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.6%

                The Health and Educational Facilities Board of the City of
                Johnson City, Tennessee, Hospital Revenue Refunding and
                Improvement Bonds, Series 1998C (Johnson City Medical Center
                Hospital):
        2,740    5.125%, 7/01/25 (Pre-refunded to 7/01/23)                                  7/23 at 100          AAA       2,572,175
        2,110    5.125%, 7/01/25                                                            1/09 at 101          AAA       1,970,023

        1,500   Memphis-Shelby County Airport Authority (Tennessee),                        3/10 at 101          AAA       1,547,055
                 Airport Revenue Bonds Series 1999D, 6.000%, 3/01/19
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Texas - 2.2%

          855   Baytown Housing Finance Corporation, Single Family Mortgage                 9/02 at 103          Aa2         951,111
                 Revenue Refunding Bonds, Series 1992-A, 8.500%, 9/01/11

        3,000   Brazos River Authority (Texas), Revenue Refunding Bonds                    No Opt. Call          AAA       2,734,740
                 (Houston Lighting and Power Company Project), Series 1998,
                 5.050%, 11/01/18 (Alternative Minimum Tax)

        1,635   Garland Independent School District (Dallas County, Texas),                 2/07 at 100          AAA       1,412,656
                 School Building Unlimited Tax Bonds, Series 1997-A,
                 4.000%, 2/15/15

        1,125   Hidalgo County Housing Finance Corporation (Texas), Single Family           4/04 at 102          Aaa       1,155,409
                 Mortgage Revenue Bonds (GNMA and FNMA Collateralized),
                 Series 1994A, 7.000%, 10/01/27 (Alternative Minimum Tax)

        1,385   Houston Independent School District Public Facility Corporation            No Opt. Call          AAA         697,555
                 (Harris County, Texas), Lease Revenue Bonds (Cesar E. Chavez
                 High School), Series 1998A, 0.000%, 9/15/13

        6,630   Houston Independent School District Public Facility Corporation            No Opt. Call          AAA       3,339,200
                 (Harris County, Texas), Lease Revenue Bonds (West Side
                 High School), Series 1998B, 0.000%, 9/15/13

        1,000   Humble Independent School District (Harris County, Texas),                  2/10 at 100          AAA         777,220
                 Unlimited Tax Schoolhouse Bonds, Series II 1997, 3.500%, 2/15/18

        1,600   Port Arthur Housing Finance Corporation, Single Family                      9/02 at 103            A       1,758,240
                 Mortgage Revenue Refunding Bonds, Series 1992,
                 8.700%, 3/01/12

        7,490   State of Texas, Veterans Housing Assistance Bonds, Series 1993,            12/03 at 102          Aa1       7,791,847
                 General Obligation Bonds, 6.800%, 12/01/23
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.5%

        6,000   Redevelopment Agency of Salt Lake County, Utah, Central                     3/02 at 102            A       6,054,540
                 Business District Neighborhood Redevelopment, Junior Lien
                 Tax Increment Bonds, Series 1992A, 5.800%, 3/01/15

        1,795   Utah Housing Finance Agency, Single Family Mortgage Bonds,                  7/04 at 102          AAA       1,828,818
                 1994 Issue B (Federally Insured or Guaranteed Mortgage
                 Loans), 6.450%, 7/01/14

        1,215   Utah Housing Finance Agency, Single Family Mortgage Bonds,              7/07 at 101 1/2          AAA       1,233,833
                 1997 Series E2 Class I, 5.875%, 1/01/19 (Alternative Minimum Tax)

        1,520   Utah Housing Finance Agency, Single Family Mortgage Bonds,              1/09 at 101 1/2          AAA       1,501,410
                 1997 Series C, 5.600%, 7/01/18 (Alternative Minimum Tax)

        3,000   Municipal Building Authority of Weber County, Utah, Lease %,               12/04 at 102          AAA       3,381,900
                 Revenue Bonds, Series 1994, 7.500 12/15/19 (Pre-refunded
                 to 12/15/04)

------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.7%

        6,620   Vermont Housing Finance Agency, Single Family Housing                       5/02 at 102           A+       6,696,593
                 Bonds, Series 4, 6.400%, 11/01/25

------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.9%

        7,000   The County Commission of Harrison County, West Virginia, Solid              5/03 at 102          AAA       7,169,050
                 Waste Disposal Revenue Bonds (The Potomac Edison Company -
                 Harrison Station Project), Series B, 6.250%, 5/01/23
                 (Alternative Minimum Tax)

        1,000   The County Commission of Pleasants County, West Virginia,                   4/09 at 101          AAA         955,070
                 Pollution Control Revenue Bonds (West Penn  Power
                 Company - Pleasants Station Project), 1999 Series E,
                 5.500%, 4/01/29 (Alternative Minimum Tax)

27




                             Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 1.1%
$       6,915   Wisconsin Housing and Economic Development Authority,                       1/05 at 102           AA   $   7,143,401
                 Home Ownership Revenue Bonds, 1995 Series B, 7.100%, 9/01/15
                 (Alternative Minimum Tax)

        3,215   Wisconsin Health and Educational Facilities Authority, Revenue              2/07 at 102          AAA       3,225,251
                 Bonds, Series 1997 (Marshfield Clinic Project), 5.625%, 2/15/17
------------------------------------------------------------------------------------------------------------------------------------

$   1,017,376   Total Investments (cost $898,297,448) - 98.0%                                                            933,860,558
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.4%

$       4,000   Sabine River Authority of Texas, Collateralized Pollution Control                               A-1+       4,000,000
=============    Bonds (Texas Utilities Electric  Company), Variable Rate
                 Demand Bonds, 4.750%, 4/01/30 (Alternative Minimum Tax)+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      15,112,369
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 952,972,927
                ====================================================================================================================


            *   Optional Call Provisions (not covered by the report
                of independent auditors): Dates (month and year) and
                prices of the earliest optional call or redemption.
                There may be other call provisions at varying prices
                at later dates.
           **   Ratings (not covered by the report of independent
                auditors): Using the higher of Standard & Poor's or
                Moody's rating.
          ***   Securities are backed by an escrow or trust
                containing sufficient U.S. Government or U.S.
                Government agency securities which ensures the
                timely payment of principal and interest. Securities
                are normally considered to be equivalent to AAA
                rated securities.
          N/R   Investment is not rated.
         (WI)   Security purchased on a when-issued basis.
            +   Security has a maturity of more than one year, but
                has variable rate and demand features which qualify
                it as a short-term security. The rate disclosed is
                that currently in effect. This rate changes
                periodically based on market conditions or a
                specified market index.

See accompanying notes to financial statements.

28



                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

                            Portfolio of
                                       INVESTMENTS October 31, 2000


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Alabama - 3.2%

$       8,000   Alabama Higher Education Loan Corporation, Student Loan                    No Opt. Call          AAA   $   8,255,040
                 Revenue Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                 (Alternative Minimum Tax)

       11,745   Alabama Special Care Facilities Financing Authority of                     11/05 at 101          Aaa      10,854,846
                 Birmingham, Hospital Revenue Bonds (Daughters of Charity
                 National Health System - Providence Hospital and St. Vincent's
                 Hospital), Series 1995, 5.000%, 11/01/25

       11,000   The DCH Health Care Authority, Health Care Facilities Revenue              12/02 at 102           A+      10,294,460
                 Bonds, Series 1993-B, 5.750%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.1%

          355   Arkansas Development Finance Authority, Single Family                       8/01 at 103           AA         368,483
                 Mortgage Revenue Refunding Bonds, 1991 Series A (FHA-Insured
                 or VA Guaranteed Mortgage Loans), 8.000%, 8/15/11

          303   City of Jacksonville, Arkansas, Residential Housing Facilities              7/03 at 103          Aaa         319,338
                 Board, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 1/01/11

          483   Residential Housing Facilities Board of Lonoke County,                      4/05 at 103          Aaa         508,838
                 Arkansas, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 4/01/11

------------------------------------------------------------------------------------------------------------------------------------
                California - 2.9%

        4,780   Foothill/Eastern Transportation Corridor Agency, California,               No Opt. Call          AAA       2,429,961
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14

                Community Redevelopment Financing Authority of the City of Los
                Angeles, California, Grand Central Square Multifamily Housing
                Bonds, 1993 Series A:
          500    5.750%, 12/01/13 (Alternative Minimum Tax)                                 6/03 at 102           BB         474,425
        3,705    5.900%, 12/01/26 (Alternative Minimum Tax)                                11/00 at 100            A       3,704,889

        4,500   Los Angeles County Transportation Commission (California),                  7/02 at 102          Aaa       4,784,940
                 Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                 Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

        1,715   Housing Authority of the County of Merced (California),                     1/04 at 102          Aaa       1,746,899
                 Multifamily Housing Refunding Revenue Bonds, Series 1993A
                 (Belmont Park Apartments Project), 5.875%, 1/01/19

        2,500   Transmission Agency of Northern California, California-Oregon               5/02 at 102          AAA       2,624,300
                 Transmission Project, Revenue Bonds, 1992 Series A,
                 6.500%, 5/01/16

        5,000   Airports Commission, City and County of San Francisco,                      5/04 at 101          AAA       5,206,750
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 8A, 6.300%, 5/01/25 (Alternative Minimum Tax)

        3,545   Redevelopment Agency of the City of San Leandro, Plaza 1                    6/03 at 102           A-       3,637,099
                 and Plaza 2 Redevelopment Projects, 1993 Tax Allocation Bonds,
                 Series A, 6.125%, 6/01/23

        1,945   South Gate Public Financing Authority (Los Angeles County,                 No Opt. Call          AAA       2,201,176
                 California), Water Revenue Refunding Bonds, 1996 Series A,
                 6.000%, 10/01/12

------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 3.6%

        4,000   Colorado Housing and Finance Authority, Single Family Program              10/09 at 105          Aa2       4,439,280
                 Bonds, 1999 Series C-3, Senior Bonds, 6.750%, 10/01/21

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991D:
        6,000    7.500%, 11/15/02 (Alternative Minimum Tax)                                11/01 at 102            A       6,275,040
        3,040    7.750%, 11/15/13 (Alternative Minimum Tax)                                No Opt. Call            A       3,630,550
          865    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102          Aaa         910,534
        3,280    7.750%, 11/15/21 (Alternative Minimum Tax)                                11/01 at 102            A       3,425,796
          210    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 100          Aaa         215,458
          790    7.000%, 11/15/25 (Alternative Minimum Tax)                                11/01 at 100            A         803,414

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992C:
        1,100    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa       1,167,881
        4,140    6.750%, 11/15/22 (Alternative Minimum Tax)                                11/02 at 102            A       4,321,084

29




                                    Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Colorado (continued)

$       1,190   City and County of Denver, Colorado, Airport System Revenue                11/00 at 102            A   $   1,215,335
                 Bonds, Series 1990A, 8.000%, 11/15/25 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991A:
        5,000    8.750%, 11/15/05 (Alternative Minimum Tax)                                11/01 at 102            A       5,276,200
          315    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102          Aaa         334,672
          885    8.750%, 11/15/23 (Alternative Minimum Tax)                                11/01 at 102            A         932,825

------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.3%

        3,000   Connecticut Housing Finance Authority, Housing Mortgage Finance             5/06 at 102           AA       3,116,640
                 Program Bonds, 1996 Series C-2, 6.250%, 11/15/18

------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 4.0%

        6,000   District of Columbia, General Obligation Bonds,                            No Opt. Call          AAA       6,246,780
                 Series 1993B2, 5.500%, 6/01/10

        3,240   District of Columbia, Hospital Revenue Refunding Bonds                      8/02 at 102        A-***       3,430,447
                 (Medlantic Healthcare Group, Inc. Issue), Series 1992B,
                 6.750%, 8/15/07 (Pre-refunded to 8/15/02)

        4,250   District of Columbia, Hospital Revenue Refunding Bonds                      8/06 at 102          AAA       4,455,445
                 (Medlantic Healthcare Group, Inc. Issue), Series 1993A,
                 5.750%, 8/15/14

        8,800   District of Columbia, General Obligation Refunding Bonds,                  No Opt. Call          AAA       9,387,048
                 Series 1993A, 6.000%, 6/01/07

        4,815   District of Columbia, General Obligation Bonds, Series 1993E,               6/03 at 102          AAA       5,041,161
                 6.000%, 6/01/09

        3,305   District of Columbia Housing Finance Agency, Collateralized                12/04 at 103          AAA       3,350,080
                 Single Family Mortgage Revenue Bonds, Series 1988F-1,
                 5.850%, 12/01/14 (Alternative Minimum Tax)

        4,500   District of Columbia, University Revenue Refunding Bonds                   10/02 at 102          AAA       4,773,645
                 (The Howard University Issue), Series 1992A,
                 6.750%, 10/01/12 (Pre-refunded to 10/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.5%

        5,000   Martin County Industrial Development Authority (Florida),                  12/04 at 102         BBB-       5,059,100
                 Industrial Development Revenue Bonds (Indianatown
                 Cogeneration - L.P. Project), Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

        9,500   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,          10/18 at 100          AAA       8,810,490
                 Series 1998, 5.000%, 10/01/28

------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 1.6%

        3,400   City of Atlanta (Georgia), Water and Wastewater Revenue                    No Opt. Call          AAA       3,436,890
                 Bonds, Series 1999A, 5.500%, 11/01/22

        1,880   Development Authority of Burke County, Georgia, Pollution Control          No Opt. Call          AAA       1,938,656
                 Revenue Bonds (Oglethorpe Power Corporation - Vogtle
                 Project), Series 1992, 7.500%, 1/01/03

        2,880   Municipal Electric Authority of Georgia, General Power Revenue             No Opt. Call            A       3,591,936
                 Bonds, 1992B Series, 8.250%, 1/01/11

        5,500   Municipal Electric Authority of Georgia, General Power Revenue             No Opt. Call          AAA       5,697,450
                 Bonds, 1993B Series, 5.700%, 1/01/19

------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 0.5%

                City and County of Honolulu, Hawaii, General Obligation Bonds,
                Refunding and Improvement Series 1993B:
        1,580    5.000%, 10/01/13                                                          No Opt. Call          Aaa       1,580,679
        3,420    5.000%, 10/01/13                                                          No Opt. Call          AA-       3,363,980

------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 11.6%

        4,000   Board of Education of the City of Chicago, General Obligation              No Opt. Call          AAA       4,427,640
                 Lease Certificates, 1992 Series A, 6.250%, 1/01/15

        5,000   City of Chicago (Illinois), Sales Tax Revenue Bonds, Series 1998,           7/08 at 102          AAA       4,700,450
                 5.250%, 1/01/28

                City of Chicago (Illinois), Senior Lien Water Revenue Bonds, Series 2000:
        7,555    0.000%, 11/01/13                                                          No Opt. Call          AAA       3,803,187
        7,550    0.000%, 11/01/14                                                          No Opt. Call          AAA       3,570,999
        7,555    0.000%, 11/01/15                                                          No Opt. Call          AAA       3,352,833
        7,555    0.000%, 11/01/16                                                          No Opt. Call          AAA       3,141,671

                Cook County School District 99 (Cicero), General Obligation School
                Bonds, Series 1997:
        1,455    8.500%, 12/01/13                                                          No Opt. Call          Aaa       1,919,683
        1,685    8.500%, 12/01/15                                                          No Opt. Call          Aaa       2,252,710

30


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Illinois (continued)

$       6,205   Illinois Development Finance Authority, Revenue Bonds (Greek                4/11 at 105          Aaa   $   7,174,345
                 American Nursing Home Project), Series 2000A, 7.600%, 4/20/40

        2,145   Illinois Development Finance Authority, Child Care Facility Revenue         9/02 at 102          N/R       2,203,108
                 Bonds, Series 1992 (Illinois Facilities Fund Project), 7.400%, 9/01/04

        1,945   Illinois Educational Facilities Authority, Revenue Bonds, Chicago           1/01 at 100          AAA       2,145,277
                 College of Osteopathic Medicine, Series A, 8.750%, 7/01/05

       10,360   Illinois Educational Facilities Authority, Revenue Refunding Bonds,         7/01 at 102          AAA      10,749,122
                 Loyola University of Chicago, Series 1991-A, 7.125%, 7/01/21
                 (Pre-refunded to 7/01/01)

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,             10/03 at 102           A-       2,635,920
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

        2,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992            7/02 at 102      Baa2***       2,111,920
                 (Trinity Medical Center), 7.000%, 7/01/12 (Pre-refunded to 7/01/02)

                Illinois Health Facilities Authority, Revenue Refunding Bonds,
                Series 1993C (Lutheran General Health System):
        5,705    7.000%, 4/01/08                                                           No Opt. Call           A+       6,275,842
        4,075    7.000%, 4/01/14                                                           No Opt. Call           A+       4,614,123

        8,190   Illinois Housing Development Authority, Multifamily Program                 9/04 at 102           A+       8,558,304
                 Bonds, Series 5, 6.650%, 9/01/14

        3,410   Illinois Housing Development Authority, Section 8 Elderly                  11/02 at 102            A       3,480,792
                 Housing Revenue Bonds (Skyline Towers Apartments),
                 Series 1992B, 6.875%, 11/01/17

        2,805   Illinois Housing Development Authority, Section 8 Elderly                   1/03 at 102         A***       2,966,764
                 Housing Revenue Bonds (Morningside North Development),
                 Series 1992D, 6.600%, 1/01/07 (Pre-refunded to 1/01/03)

        2,025   Long Creek Township, Macon County, Illinois, Waterworks                     5/03 at 100          N/R       2,071,676
                 Refunding Revenue Bonds, Series 1993, 7.250%, 5/01/23

        3,050   Regional Transportation Authority, Cook, DuPage, Kane, Lake,               No Opt. Call          AAA       3,671,712
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20

       14,375   Village of Wheeling, Illinois, Multifamily Housing Revenue                  2/03 at 100          AAA      14,510,700
                 Bonds, Series 1993A (FHA-Insured Mortgage Loan - Arlington
                 Club Project), 6.400%, 2/01/40

        4,325   Town of Wood River, Wood River Township Hospital,                           2/04 at 102          N/R       3,611,591
                 Madison County, Illinois, General Obligation Bonds (Alternate
                 Revenue Source), Series 1993, 6.625%, 2/01/14

        4,120   Town of Wood River, Wood River Township Hospital, Madison                   2/04 at 102          N/R       3,400,483
                 County, Illinois, General Obligation Tort Immunity Bonds,
                 Series 1993, 6.500%, 2/01/14

------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.7%

        2,250   Indiana Bond Bank, Special Program Bonds, Series 1992B,                     2/03 at 102           A+       2,369,655
                 6.750%, 8/01/12

        3,200   Indiana Health Facility Financing Authority, Hospital Revenue               9/02 at 102           A2       3,347,040
                 Refunding Bonds, Series 1992 (The Methodist Hospitals, Inc.),
                 6.750%, 9/15/09

        2,100   City of Indianapolis, Indiana, Economic Development Revenue                 7/03 at 103          N/R       1,717,821
                 Bonds, Series 1993A (The Meadows-Section 8 Assisted
                 Project), 6.000%, 7/01/23 (Alternative Minimum Tax)

        6,065   City of Indianapolis, Indiana, Multifamily Housing First Mortgage           5/09 at 102          N/R       5,061,424
                 Revenue Bonds, Series 1999A (Keystone at Fall Creek
                 Apartments), 6.500%, 5/01/31 (Alternative Minimum Tax)

        2,000   Hospital Authority of the City of Kokomo (Indiana), Hospital                8/03 at 102       N/R***       2,095,800
                 Revenue Refunding Bonds, Series 1993 (Saint Joseph
                 Hospital and Health Center of Kokomo), 6.250%, 8/15/05

        3,615   Mooresville Consolidated School Building Corporation,                       1/04 at 101       N/R***       3,812,632
                 First Mortgage Bonds, Series 1994A (Morgan County, Indiana),
                 6.200%, 7/15/15 (Pre-refunded to 1/15/04)

        5,900   Muncie School Building Corporation, First Mortgage Bonds,                   7/01 at 102       N/R***       6,103,845
                 Series 1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)

------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.5%

          465   City of Davenport, Iowa, Home Ownership Mortgage Revenue                    9/04 at 102           A1         479,187
                 Refunding Bonds, Series 1994, 7.900%, 3/01/10

        3,810   Iowa Finance Authority, Hospital Revenue Bonds                              7/02 at 102       N/R***       4,010,330
                 (Trinity Regional Hospital Project), Series 1993,
                 7.000%, 7/01/12 (Pre-refunded to 7/01/02)

31




                                         Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Kansas - 1.8%

$         910   Johnson County, Kansas, Single Family Mortgage Revenue                      5/04 at 103          Aa2   $     949,330
                 Refunding Bonds, Series 1994, 7.100%, 5/01/12

                Kansas Development Finance Authority, Multifamily Housing
                Refunding Revenue Bonds (First Kansas State Partnership - L.P.
                Project), Series 1998Y:
        7,910    6.000%, 12/01/20 (Alternative Minimum Tax)                                12/08 at 101          N/R       7,197,705
        2,460    6.125%, 12/01/28 (Alternative Minimum Tax)                                12/08 at 101          N/R       2,244,406

          620   Labette County, Kansas, Single Family Mortgage Revenue                      6/03 at 103          Aa2         642,047
                 Refunding Bonds, 1993 Series A, 8.400%, 12/01/11

        6,825   Sedgwick County, Kansas, Unified School District No. 259,                   9/10 at 100           AA       5,471,876
                 Wichita, General Obligation Bonds, Series 2000, 3.500%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.6%

        5,785   Kentucky Housing Corporation, Housing Revenue Bonds,                        7/06 at 102          AAA       5,962,715
                 1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 1.1%

        3,330   Clover Dale Housing Corporation, 1995 Multifamily Mortgage                  4/01 at 100          AA-       3,337,759
                 Revenue Refunding Bonds (Clover Dale Plaza - FHA-Insured
                 Mortgage - Section 8 Assisted Project), Series A, 6.550%, 2/01/22

        6,080   Orleans Levee District (A Political Subdivision of the State               12/05 at 103          AAA       6,410,752
                 of Louisiana), Public Improvement Bonds, Series 1986,
                 5.950%, 11/01/14

------------------------------------------------------------------------------------------------------------------------------------
                Maine - 2.3%

        7,520   Maine Educational Loan Marketing Corporation, Subordinate                  No Opt. Call            A       7,672,280
                 Student Loan Revenue Bonds, Series 1994-2, 6.250%, 11/01/06
                 (Alternative Minimum Tax)

       13,835   Maine State Housing Authority, Mortgage Purchase Bonds,                     5/10 at 100           AA      13,989,399
                 2000 Series C-1, 6.050%, 11/15/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.5%

        4,625   Community Development Administration, Maryland Department                   1/07 at 102          Aa2       4,734,428
                 of Housing and Community Development, Housing Revenue
                 Bonds, Series 1996A, 5.875%, 7/01/16

        6,800   Housing Opportunities Commission of Montgomery County                       7/06 at 102          Aa2       7,002,368
                 (Montgomery County, Maryland), Multifamily Housing
                 Revenue Bonds, 1996 Series B, 6.400%, 7/01/28
                 (Alternative Minimum Tax)

        2,315   Housing Opportunities Commission of Montgomery County,                      7/10 at 100          Aaa       2,348,475
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.125%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 0.6%

        2,000   Massachusetts Housing Finance Agency, Housing Project                       4/03 at 102           A+       2,050,860
                 Revenue Bonds, 6.300%, 10/01/13

        3,250   Massachusetts Industrial Finance Agency, Resource Recovery                  7/01 at 103          N/R       3,407,170
                 Revenue Bonds, SEMASS Project, Series 1991B,
                 9.250%, 7/01/15 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 4.8%

        5,000   City of Detroit, Michigan, Convention Facility Limited Tax Revenue          9/03 at 102          AAA       5,037,450
                 Refunding Bonds (Cobo Hall Expansion Project),
                 Series 1993, 5.250%, 9/30/12

       10,225   City of Detroit, Michigan, Water Supply System Revenue Bonds                7/07 at 101          AAA       9,379,904
                 (Senior Lien), Series 1997-A, 5.000%, 7/01/27

                City of Hancock Hospital Finance Authority, FHA-Insured Mortgage
                Hospital Revenue Bonds (Portage Health System, Inc.), Series 1998:
        2,545    4.625%, 8/01/18                                                            8/08 at 100          AAA       2,459,844
        4,400    5.450%, 8/01/47                                                            8/08 at 100          AAA       4,123,680

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue                No Opt. Call         BBB-       1,945,220
                 and Refunding Bonds (The Detroit Medical Center Obligated
                 Group), Series 1993B, 5.000%, 8/15/03

        3,150   Michigan State Hospital Finance Authority, Hospital Revenue                 8/02 at 102          AAA       3,216,245
                 and Refunding Bonds, Series 1992 (Bon Secours Health
                 System Project), 6.100%, 8/15/22

32


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Michigan (continued)

$      10,500   Michigan State Hospital Finance Authority, Hospital Revenue                 8/08 at 101         BBB-   $   7,692,720
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/23

        3,750   Michigan Strategic Fund, Limited Obligation Refunding Revenue               6/03 at 102          AAA       3,896,475
                 Bonds (Consumers Power Company Project), Collateralized
                 Series 1993B, 5.800%, 6/15/10

        6,000   County of Monroe, Michigan, Pollution Control Revenue Bonds                 9/03 at 102          AAA       6,329,520
                 (The Detroit Edison Company Project), Series CC-1992,
                 6.550%, 9/01/24 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.3%

        4,905   Minneapolis/St. Paul, Minnesota, Housing Finance Board,                    11/07 at 102          AAA       4,855,460
                 Single Family Mortgage Revenue Bonds, FNMA/GNMA Backed
                 Program, Phase XI-AB, 5.800%, 11/01/30 (Alternative Minimum Tax)

        4,000   Minneapolis Community Development Agency, Limited Tax                      12/02 at 102           A-       4,223,480
                 Supported Development Revenue Bonds, Series 1992G-3,
                 7.375%, 12/01/12

        2,720   City of Minnetonka, Minnesota, Multifamily Housing Revenue                  6/04 at 102          AAA       2,812,779
                 Refunding Bonds, Series 1994A (GNMA Collateralized
                 Mortgage Loan - Brier Creek Project), 6.450%, 6/20/24

------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.8%

        2,000   Mississippi Higher Education Assistance Corporation,                        9/02 at 102          Aaa       2,063,820
                 Student Loan Revenue Bonds, Senior Series 1993-B,
                 5.800%, 9/01/06 (Alternative Minimum Tax)

          950   Mississippi Housing Finance Corporation, Single Family                      4/01 at 101          AAA         960,840
                 Mortgage Purchase Revenue Bonds, Series 1989 (GNMA
                 Mortgage-Backed Securities Program), 8.250%, 10/15/18
                 (Alternative Minimum Tax)

        1,245   Mississippi Home Corporation, Single Family Mortgage Revenue                4/05 at 102          Aaa       1,266,377
                 Bonds, Series 1995B, 6.550%, 4/01/21 (Alternative Minimum Tax)

        1,695   Mississippi Regional Housing Authority No. V, Multifamily                   1/01 at 105          AAA       1,744,138
                 Housing Revenue Refunding Bonds,  Series 1993A (FHA-Insured
                 Mortgage Loan - Deville Apartments - Section 8 Assisted Project),
                 7.050%, 7/01/21

        1,735   Mississippi Educational Facilities Authority, For Private                   6/03 at 102          N/R       1,703,718
                 Nonprofit Institutions of Higher Learning, Educational Facilities
                 Revenue Bonds (Tougaloo College Project), Series 1993A,
                 6.500%, 6/01/18

------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 2.7%

       10,000   Energy America (Nebraska), Natural Gas Revenue Note                        No Opt. Call          N/R       9,752,500
                 (Metropolitan Utility District Project), Series 1997B,
                 5.700%, 7/01/08

        9,000   Nebraska Higher Education Loan Program Inc., Senior Subordinate            No Opt. Call          AAA       9,612,000
                  Bonds, Series A-5A, 6.250%, 6/01/18 (Alternative Minimum Tax)

        5,075   Airport Authority of the City of Omaha (Nebraska), Airport                  1/02 at 102           A1       5,365,290
                 Facilities Revenue Refunding Bonds, Series 1991, 8.375%, 1/01/14

------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.8%

        4,500   Clark County School District, Nevada, General Obligation -                 No Opt. Call          AAA       5,228,685
                 Limited Tax School Improvement Bonds (Current Coupon Bonds),
                 Series 1991A, 7.000%, 6/01/10

        1,725   Nevada Housing Division, Single Family Program Senior                       4/04 at 102           A1       1,773,818
                 Bonds, 1993 Issue B, 6.200%, 10/01/15

------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.2%

        1,545   New Hampshire Housing Finance Authority, Single Family                      1/07 at 102          Aa3       1,599,214
                 Mortgage Acquisition Revenue Bonds, 1996 Series C,
                 6.200%, 7/01/16 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 0.2%

        2,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                     No Opt. Call          AAA       2,271,200
                 Series 1991C, 6.500%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.2%

          280   New Mexico Educational Assistance Foundation, Student Loan                 12/02 at 101            A         286,502
                 Revenue Bonds, 1992 Series One, Student Loan Revenue
                 Bonds, Subordinate 1992 Series One B, 6.850%, 12/01/05
                 (Alternative Minimum Tax)

        1,740   New Mexico Mortgage Finance Authority, Single Family                        7/02 at 102          AAA       1,779,776
                 Mortgage Purchase Refunding Senior Bonds, 1992 Series A2,
                 6.900%, 7/01/24

33




                                         Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                New York - 12.5%

$      30,050   Atlas Community Housing Opportunity Trust, Series 1999-1,                   6/09 at 100          N/R   $  28,565,530
                 Class A Certificates, 6.750%, 6/01/34

       10,000   Erie County Industrial Development Agency (New York), Solid Waste          12/10 at 103          N/R       7,000,000
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 9.050%, 12/01/25 (Alternative Minimum Tax)

        1,000   The City of New York, General Obligation Bonds, Fiscal                     No Opt. Call            A       1,081,890
                 1995 Series A, 7.000%, 8/01/04

        3,500   The City of New York, General Obligation Bonds, Fiscal                     No Opt. Call            A       3,704,400
                  1996 Series B, 6.750%, 8/15/03

       14,310   The City of New York, General Obligation Bonds, Fiscal                     No Opt. Call            A      15,344,613
                 1996 Series F, 6.500%, 2/01/05

                The City of New York, General Obligation Bonds, Fiscal 1991 Series D:
        4,315    9.500%, 8/01/02 (Pre-refunded to 8/01/01)                              8/01 at 101 1/2          Aaa       4,543,393
           85    9.500%, 8/01/02                                                        8/01 at 101 1/2            A          89,293

       16,915   New York City Transitional Finance Authority, Future Tax Secured            5/08 at 101           AA      15,513,761
                 Bonds, Fiscal 1998 Series C, 5.000%, 5/01/26

                New York City Transitional Finance Authority, Future Tax Secured
                Bonds, Fiscal 2000 Series C:
        3,850    5.875%, 11/01/16                                                           5/10 at 101           AA       4,050,239
        5,000    5.500%, 11/01/24                                                           5/10 at 101           AA       4,937,700

        9,705   New York State Medical Care Facilities Finance Agency, Hospital             8/02 at 102          AAA       9,931,903
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series B, 6.200%, 8/15/22

        4,200   New York State Medical Care Facilities Finance Agency, FHA-Insured          2/05 at 102           AA       4,309,200
                 Mortgage Project Revenue Bonds, 1995 Series B, 6.150%, 2/15/35

                New York State Medical Care Facilities Finance Agency, Hospital
                and Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series
                A:
        4,875    6.200%, 2/15/21 (Pre-refunded to 2/15/04)                                  2/04 at 102        AA***       5,114,850
        3,365    6.200%, 2/15/21                                                            2/04 at 102           AA       3,467,599

        7,500   New York State Thruway Authority, General Revenue Bonds,                    1/05 at 102          AAA       8,075,400
                 Series C, 6.000%, 1/01/15 (Pre-refunded to 1/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.2%

        2,000   North Carolina Municipal Power Agency Number 1, Catawba                    No Opt. Call          AAA       2,161,860
                 Electric Revenue Bonds, Series 1992, 6.000%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 0.9%

        7,925   Mercer County, North Dakota, Pollution Control Revenue                      1/01 at 102            A       8,130,337
                 Bonds (Basin Electric Power Cooperative - Antelope Valley
                 Station), 1984 Series B, 7.000%, 1/01/19

          520   City of Minot, North Dakota, Single Family Mortgage Revenue                 8/03 at 102           Aa         540,306
                 Refunding Bonds, Series 1993, 7.700%, 8/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 2.0%

        4,500   Akron, Bath and Copley Joint Township Hospital District,                   11/02 at 102         Baa1       4,530,060
                 Ohio, Hospital Facilities Revenue Bonds, Series 1992 (Summa
                 Health System Project), 6.250%, 11/15/07

        3,000   County of Franklin, Ohio, Development Revenue Bonds,                       10/09 at 101            A       3,071,370
                 Series 1999, American Chemical Society Project, 5.800%, 10/01/14

        1,000   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue              1/05 at 103           Aa         939,820
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan - Hamilton
                 Creek Apartments Project), 5.550%, 7/01/24
                 (Alternative Minimum Tax)

        3,375   Ohio Housing Finance Agency, Residential Mortgage Revenue                   3/05 at 102          Aaa       3,503,925
                 Bonds (GNMA Mortgage-backed  Securities Programs),
                 1995 Series A-1, 6.300%, 9/01/17

        1,630   The Student Loan Funding Corporation, Cincinnati, Ohio, Student            No Opt. Call           A1       1,637,188
                 Loan Revenue Bonds, Series 1986A, 5.500%, 12/01/01
                 (Alternative Minimum Tax)

        4,370   City of Toledo, Ohio, General Obligation - Limited Tax Various             12/04 at 102          AAA       4,604,232
                 Purpose Improvement Bonds, Series 1994, 5.750%, 12/01/09

34

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Oklahoma - 1.9%

$       1,000   Oklahoma Housing Finance Agency, Single Family Mortgage                     3/10 at 101          Aaa   $   1,025,200
                 Revenue Bonds, 2000 Series C-2 (Homeownership Loan
                 Program), 6.200%, 9/01/28 (Alternative Minimum Tax)

                Oklahoma County Finance Authority, Multifamily Housing First
                Mortgage Revenue Bonds, Series 1998A (Multiple Apartments
                Project):
        3,495    7.000%, 4/01/18#                                                           4/06 at 102          N/R       1,223,250
        7,000    7.125%, 4/01/28#                                                           4/06 at 102          N/R       2,450,000

       10,000   Tulsa County Industrial Authority (Oklahoma), First Mortgage                3/11 at 101          N/R       9,032,900
                 Multifamily Housing Revenue Bonds, Series 1999
                 (Stoneridge Apartments Project), 6.125%, 3/01/39
                 (Alternative Minimum Tax)

        3,340   Tulsa Industrial Authority, Hospital Revenue and Refunding                 No Opt. Call          AAA       3,746,678
                 Bonds (Hillcrest Medical Center Project), Series 1996,
                 6.500%, 6/01/09

------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 2.0%

       12,390   Commonwealth of Puerto Rico, Public Improvement Refunding                  No Opt. Call          AAA      14,389,994
                 Bonds, Series 1997 (General Obligation Bonds), 6.500%, 7/01/13

        5,000   Commonwealth of Puerto Rico, Public Improvement Refunding                   7/08 at 101          AAA       4,328,400
                 Bonds, Series 1998 (General Obligation Bonds), 4.500%, 7/01/23

------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.6%

                Piedmont Municipal Power Agency, Electric Revenue Refunding
                Bonds, Series 1991:
        5,000    6.250%, 1/01/21                                                           No Opt. Call          AAA       5,475,600
        5,750    4.000%, 1/01/23                                                            1/01 at 100          AAA       4,488,680

        5,085   Piedmont Municipal Power Agency (South Carolina), Electric                 No Opt. Call          AAA       5,246,347
                 Revenue Bonds, 1998A Refunding Series, 5.500%, 1/01/13

------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.8%

        5,000   The Metropolitan Government of Nashville and Davidson County                5/08 at 102           AA       4,771,400
                 (Tennessee), Electric System Revenue Bonds, 1998 Series A,
                 5.200%, 5/15/23

        2,200   Tennessee Housing Development Agency, Mortgage Finance                      7/04 at 102           AA       2,277,704
                 Program Bonds, 1994 Series A, 6.900%, 7/01/25
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Texas - 7.8%

        1,000   Alliance Airport Authority, Inc. (Texas), Special Facilities               12/00 at 102         Baa1       1,021,000
                 Revenue Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        6,060   Alliance Airport Authority, Inc. (Texas), Special Facilities               No Opt. Call         Baa1       6,560,374
                 Revenue Bonds, Series 1991 (American Airlines, Inc. Project),
                 7.000%, 12/01/11 (Alternative Minimum Tax)

        3,345   Columbia-Brazoria Independent School District (Brazoria                     2/09 at 100          AAA       2,904,196
                 County, Texas), Unlimited Tax School Building Bonds,
                 Series 1999, 4.750%, 2/01/25

        6,000   Garland Housing Finance Corporation (Texas), Multifamily                   12/11 at 101          N/R       6,140,160
                 Housing Mortgage Revenue Bonds (Edgewood Drive
                 Apartments), Series 2000, 7.500%, 6/01/40
                 (Alternative Minimum Tax)

       16,960   Harris County Housing Finance Corporation (Texas), Multifamily             12/10 at 105          N/R      17,191,504
                 Housing Bonds (Coolwood Oaks and Haverstock Hill Apartments),
                 Series A, 8.250%, 12/01/31

        2,500   City of Houston, Texas, Airport System Subordinate Lien Revenue             7/01 at 102          AAA       2,576,600
                 Bonds, Series 1991A, 6.750%, 7/01/21 (Alternative Minimum Tax)

        5,000   City of Houston, Texas, Water and Sewer System, Junior Lien                12/07 at 102          AAA       4,594,950
                 Revenue Refunding Bonds, Series 1997D, 5.000%, 12/01/25

        5,000   Lower Neches Valley Authority, Industrial Development                       3/08 at 101          AAA       4,729,650
                 Corporation (Texas), Refunding Revenue Bonds, Series 1998
                 (Mobil Oil Refining Corporation Project), 5.550%, 3/01/33

          960   The Midland Housing Finance Corporation (Midland, Texas),                  11/05 at 103          Aaa       1,048,040
                 Single Family Mortgage Revenue Refunding Bonds, Series 1992A,
                 8.450%, 12/01/11

        2,215   North Texas Higher Education Authority Inc., Student Loan                   4/03 at 102            A       2,297,996
                 Revenue Bonds, Series 1993D, 6.300%, 4/01/09
                 (Alternative Minimum Tax)

        3,410   Retama Development Corporation, Special Facilities Revenue                 No Opt. Call          AAA       4,593,406
                 Bonds (Retama Park Racetrack Project), Series 1993,
                 8.750%, 12/15/12

35




                                         Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$       4,538   General Services Commission (An Agency of the State of Texas),              9/01 at 101            A   $   4,679,378
                 as Lessee, Participation Interests, 7.500%, 9/01/22

        5,550   State of Texas, College Student Loan General Obligation Bonds,              8/10 at 100          Aa1       4,981,125
                 Series 2000, 5.000%, 8/01/24 (WI, settling 11/09/00)

        8,500   Travis County Health Facilities Development Corporation,                   11/03 at 102          Aaa       8,674,335
                 Hospital Revenue Bonds (Daughters of Charity National
                 Health System - Daughters of Charity Health Services of
                 Austin), Series 1993B, 6.000%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 2.0%

        4,845   City of Bountiful, Davis County, Utah Hospital Revenue                     12/08 at 101          N/R       4,024,257
                 Refunding Bonds (South Davis Community Hospital Project),
                 Series 1998, 5.750%, 12/15/18

        6,000   Intermountain Power Agency (Utah), Power Supply Revenue                     7/07 at 102          AAA       6,095,580
                 Refunding Bonds, 1997 Series B, 5.750%, 7/01/19

                Intermountain Power Agency (Utah), Power Supply Revenue
                Bonds, Series 1996A:
        5,065    6.150%, 7/01/14                                                            7/06 at 102        A+***       5,358,618
        2,935    6.150%, 7/01/14                                                            7/06 at 102           A+       3,089,675


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.2%

        2,645   Suffolk Redevelopment and Housing Authority, Multifamily                    7/02 at 104         Baa2       2,767,728
                 Housing Revenue Refunding Bonds, Series 1994 (Chase Heritage
                 at Dulles Project), 7.000%, 7/01/24 (Mandatory put 7/01/04)

        9,405   Upper Occoquan Sewage Authority (Virginia), Regional Sewerage               7/06 at 100          AAA       8,191,473
                 System Revenue Bonds, Series of 1995A, 4.750%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 9.7%

        1,050   City of Bellevue, King County, Washington, Water and Sewer                  7/04 at 100          Aa2       1,087,811
                 Revenue Refunding Bonds, Series 1994, 5.875%, 7/01/09

        1,855   Public Utility District No. 1 of Chelan County, Washington,                 7/09 at 101           AA       1,885,663
                 Chelan Hydro Consolidated System Revenue Bonds,
                 Series 1999A, 6.200%, 7/01/34 (Alternative Minimum Tax)

        1,035   Covington Water District, King County, Washington, Water                    3/05 at 100          AAA       1,059,592
                 Improvement and Refunding Revenue Bonds, Series 1995,
                 6.050%, 3/01/20

        1,655   City of Everett, Washington, Limited Tax General Obligation                 9/07 at 100          Aaa       1,606,922
                 Bonds, Series 1997, 5.125%, 9/01/17

        1,000   Port of Seattle, Washington, Revenue Bonds, Series 1990A,                  12/00 at 100       Aa2***       1,001,310
                 6.000%, 12/01/14 (Pre-refunded to 12/01/00)

        1,000   Seattle Indian Services Commission, Special Obligation Bonds,              11/04 at 100          AA+       1,026,200
                 Series 1994, 6.000%, 11/01/16

        1,640   Housing Authority of Skagit County, Low-Income Housing                     11/04 at 104          AAA       1,735,251
                 Assistance Revenue Bonds, Series 1993 (GNMA Collateralized
                 Mortgage Loan - Sea Mar Project), 7.000%, 6/20/35

        1,500   Mukilteo School District No. 6, Snohomish County, Washington,              No Opt. Call          AAA       1,601,745
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.700%, 12/01/12

        1,570   Spokane Downtown Foundation, Parking Revenue Bonds,                         8/08 at 102          N/R       1,148,926
                 Series 1998 (River Park Square Project),  5.600%, 8/01/19

        4,705   City of Tacoma, Washington, Sewer Revenue Refunding                        No Opt. Call          AAA       5,719,492
                 Bonds, 1994 Series B, 8.000%, 12/01/08

        2,000   State of Washington, General Obligation Bonds,                              5/04 at 100          AA+       2,036,860
                 Series 1994B, 6.000%, 5/01/19

        1,250   Washington Health Care Facilities Authority, Revenue Bonds,                 7/02 at 102          AAA       1,316,863
                 Refunding Series 1992 (Franciscan Health System/Saint Clare
                 Hospital, Tacoma), 6.625%, 7/01/20 (Pre-refunded to 7/01/02)

        2,000   Washington Health Care Facilities Authority, Revenue Bonds,                10/02 at 102          AAA       2,098,520
                 Series 1992 (The Children's Hospital and Medical Center,
                 Seattle), 6.125%, 10/01/13

        1,400   Washington Health Care Facilities Authority, Revenue Bonds,                11/02 at 102          AAA       1,475,376
                 Series 1992 (Swedish Hospital Medical Center, Seattle),
                 6.300%, 11/15/22 (Pre-refunded to 11/15/02)

          945   Washington State Housing Finance Commission, Multifamily                    1/01 at 101          AAA         965,762
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1989A, 7.700%, 7/01/32 (Alternative Minimum Tax)

        2,000   Washington State Health Care Facilities Authority, Revenue                  8/08 at 102           AA       1,767,700
                 Bonds, Series 1998 (Highline Community Hospital),
                 5.000%, 8/15/21

36

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Washington (continued)

$       1,000   Washington Health Care Facilities Authority, Revenue Bonds,                 8/13 at 102          AAA   $     877,190
                 Series 1998 (Harrison Memorial Hospital), 5.000%, 8/15/28

        4,500   Washington Public Power Supply System, Nuclear Project No. 1                7/03 at 102          Aa1       4,594,500
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/13

       23,000   Washington Public Power Supply System, Nuclear Project No. 1                7/03 at 102          Aa1      22,882,930
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1992A:
        5,710    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                                  7/02 at 102          Aaa       5,981,396
        1,540    6.250%, 7/01/12                                                            7/02 at 102          Aa1       1,600,661

        6,475   Washington Public Power Supply System, Nuclear Project No. 2               No Opt. Call          Aa1       7,258,475
                 Refunding Revenue Bonds, Series 1990A, 7.250%, 7/01/06

       11,000   Washington Public Power Supply System, Nuclear Project No. 3               No Opt. Call          Aa1      12,576,740
                 Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09

        3,700   Washington Public Power Supply System, Nuclear Project No. 3                7/08 at 102          Aa1       3,469,045
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18

        1,400   Washington State University, Housing and Dining System Revenue             10/04 at 101          AAA       1,488,660
                 and Refunding Bonds, Series 1994, 6.375%, 10/01/18

        1,000   Yakima-Tieton Irrigation District, Yakima County, Washington,               6/03 at 102          AAA       1,050,850
                 Refunding Revenue Bonds, Series 1992, 6.125%, 6/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.8%

        7,000   Wisconsin Housing and Economic Development Authority,                       7/10 at 100           AA       7,121,940
                 Home Ownership Revenue Bonds, 2000 Series E,
                 6.100%, 3/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

$     895,519   Total Investments (cost $873,476,177) - 94.8%                                                            876,052,198
=============-----------------------------------------------------------------------------------------------------------------------


                 Short-Term Investments - 0.9%

$       8,000   Forsyth, Montana, Pollution Control Revenue Bonds                                             VMIG-1       8,000,000
=============   (Pacificorp Colstrip), Variable Rate Demand Bonds,
                4.700%, 12/01/16 (Alternative Minimum Tax)+
                --------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 4.3%                                                                     39,734,652
                --------------------------------------------------------------------------------------------------------------------

                 Net Assets - 100%                                                                                     $ 923,786,850
                ====================================================================================================================


                      * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
                     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
                      # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
                    N/R Investment is not rated.(WI) Security purchased on a when-issued basis.
                      + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

Statement of
           NET ASSETS October 31, 2000



                                                                              PREMIUM INCOME    PREMIUM INCOME 2    PREMIUM INCOME 4
                                                                                       (NPI)               (NPM)               (NPT)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value                         $1,427,744,787        $933,860,558        $876,052,198
 Temporary investments in short-term municipal securities, at
   amortized cost, which approximates market value                                       --            4,000,000           8,000,000
 Cash                                                                                    --            3,527,408           2,263,805
 Receivables:
   Interest                                                                       26,424,555          17,228,219          18,844,844
   Investments sold                                                                6,779,184           2,232,186          27,399,900
 Other assets                                                                         25,696              17,552                 347
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             1,460,974,222         960,865,923         932,561,094
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                                   14,071,942                 --                 --
 Payable for investments purchased                                                 9,072,682           3,959,880           4,999,625
 Accrued expenses:
   Management fees                                                                   744,393             502,254             487,594
   Other                                                                             199,312             228,159             251,177
 Preferred share dividends payable                                                   227,877             161,787             160,870
 Common share dividends payable                                                    4,018,472           3,040,916           2,874,978
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           28,334,678           7,892,996           8,774,244
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                    $1,432,639,544        $952,972,927        $923,786,850
====================================================================================================================================
Preferred shares, at liquidation value                                        $  525,000,000        $347,000,000        $338,400,000
====================================================================================================================================
Preferred shares outstanding                                                          21,000              13,880              13,536
====================================================================================================================================
Common shares outstanding                                                         63,785,430          41,093,661          43,236,703
====================================================================================================================================
 Net asset value per Common share outstanding (net
   assets less Preferred shares at liquidation value,
   divided by Common shares outstanding)                                      $        14.23        $      14.75        $      13.54
====================================================================================================================================


See accompanying notes to financial statements.

Statement of
      OPERATIONS  Year Ended October 31, 2000

                                                                           PREMIUM INCOME    PREMIUM INCOME 2    PREMIUM INCOME 4
                                                                                    (NPI)               (NPM)               (NPT)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                            $ 81,660,236         $57,227,088         $55,134,157
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees                                                                8,609,665           5,880,505           5,741,692
 Preferred shares - auction fees                                                1,316,096             850,239             848,318
 Preferred shares - dividend disbursing agent fees                                 55,875             110,229              82,741
 Shareholders' servicing agent fees and expenses                                  152,767              55,549              71,258
 Custodian's fees and expenses                                                    187,011             145,899             169,774
 Directors' fees and expenses                                                      24,234              16,210              17,483
 Professional fees                                                                255,088              48,941             200,688
 Shareholders' reports - printing and mailing expenses                            227,278              10,861              39,264
 Stock exchange listing fees                                                       53,643              36,985              41,379
 Investor relations expense                                                       128,973              79,532              78,605
 Other expenses                                                                   145,293              70,936              78,600
---------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                     11,155,923           7,305,886           7,369,802
   Custodian fee credit                                                           (75,496)            (49,833)            (59,226)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                   11,080,427           7,256,053           7,310,576
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          70,579,809          49,971,035          47,823,581
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 Net realized gain (loss) from investment transactions                        (13,990,162)           (541,636)         (2,840,014)
 Change in net unrealized appreciation (depreciation) of investments           64,295,419           8,913,022           6,074,114
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                      50,305,257           8,371,386           3,234,100
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   $120,885,066         $58,342,421         $51,057,681
=================================================================================================================================

See accompanying notes to financial statements.

Statement of
           CHANGES IN NET ASSETS


                                       PREMIUM INCOME (NPI)               PREMIUM INCOME 2 (NPM)            PREMIUM INCOME 4 (NPT)
                               ----------------------------------   --------------------------------    ----------------------------
                                   YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                    10/31/00          10/31/99          10/31/00         10/31/99          10/31/00        10/31/99
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income           $  70,579,809     $ 69,490,071      $ 49,971,035     $ 48,699,868     $ 47,823,581    $ 44,979,576
 Net realized gain (loss)
   from investment
   transactions                    (13,990,162)      (3,286,652)         (541,636)         660,037       (2,840,014)      1,550,458
 Change in net unrealized
    appreciation (depreciation)
    of investments                  64,295,419     (130,843,202)        8,913,022      (61,112,453)       6,074,114     (66,400,219)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
    net assets from operations     120,885,066      (64,639,783)       58,342,421      (11,752,548)      51,057,681     (19,870,185)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
   investment income:
   Common shareholders             (50,718,989)     (54,345,201)      (37,973,136)     (38,507,522)     (35,419,871)    (34,088,309)
   Preferred shareholders          (21,017,392)     (15,095,799)      (13,958,214)      (9,888,106)     (13,791,689)     (9,968,342)
 From and in excess of net
   realized gains from
   investment transactions:
   Common shareholders                      --       (4,324,653)         (715,277)      (1,832,537)              --              --
   Preferred shareholders                   --       (1,245,222)         (203,920)        (465,930)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (71,736,381)     (75,010,875)      (52,850,547)     (50,694,095)     (49,211,560)    (44,056,651)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Common shares:
   Net proceeds from shares issued
     in acquisition of NPW                  --               --                --               --               --      32,550,416
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                       --               --                --        3,673,867               --         559,088
 Preferred shares:
   Net proceeds from sale of shares         --       49,386,100                --       46,413,934               --      12,754,386
   Net proceeds from shares issued in
     acquisition of NPW                     --               --                --               --               --      17,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions               --       49,386,100                --       50,087,801               --      62,863,890
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
    in net assets                   49,148,685      (90,264,558)        5,491,874      (12,358,842)       1,846,121      (1,062,946)
Net assets at the
    beginning of year            1,383,490,859    1,473,755,417       947,481,053      959,839,895      921,940,729     923,003,675
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year   $1,432,639,544   $1,383,490,859      $952,972,927     $947,481,053     $923,786,850    $921,940,729
====================================================================================================================================
Balance of undistributed
   net investment income at
   the end of year              $      445,464   $    1,528,690      $    465,470     $  2,414,732     $    772,462    $  2,151,560
====================================================================================================================================




See accompanying notes to financial statements.

Notes to
           FINANCIAL STATEMENTS







1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc.
(NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT).



Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.



On September 9, 1999, Premium Income 4 (NPT) acquired all of the net assets of Nuveen Washington Premium Income Municipal Fund (NPW) pursuant to a plan of reorganization approved by the common shareholders of Washington Premium Income
(NPW) and the preferred shareholders of Premium Income 4 (NPT) and Washington Premium Income (NPW) on August 17, 1999. The acquisition was accomplished by a tax-free exchange of 2,351,909 common shares of Premium Income 4 (NPT) for the 2,320,051 common shares of Washington Premium Income (NPW) outstanding on September 9, 1999. Washington Premium Income's (NPW) net assets at that date of $49,550,416 included $1,045,588 of net unrealized appreciation and $17,000,000 of preferred shares at liquidation value which were combined with that of Premium Income 4 (NPT). The combined net assets of Premium Income 4 (NPT) immediately after the acquisition were $936,836,305.



The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.



Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.



Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2000, Premium Income (NPI), Premium Income 2 (NPM) and Premium Income 4 (NPT) had outstanding when-issued purchase commitments of $9,072,682, $3,959,880 and $4,999,625, respectively.



Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.



Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Notes to
        FINANCIAL STATEMENTS (continued)



Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.



Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.



Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:



                                            PREMIUM      PREMIUM      PREMIUM
                                             INCOME     INCOME 2     INCOME 4
                                              (NPI)        (NPM)        (NPT)
-----------------------------------------------------------------------------
Number of shares:
   Series M                                   3,800        2,000        2,200
   Series M2                                  2,000           --           --
   Series T                                   3,800        3,000        2,000
   Series T2                                     --           --        1,328
   Series W                                   3,800        2,000        1,680
   Series W2                                     --           --          520
   Series Th                                  3,800        3,000        2,680
   Series F                                   3,800        2,000        1,800
   Series F2                                     --        1,880        1,328
-----------------------------------------------------------------------------
Total                                        21,000       13,880       13,536
=============================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2000.



Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.



Organization and Offering Costs
Costs incurred by the Funds in connection with their organization and offering of Preferred shares were recorded as a reduction of the proceeds from the sale of the shares.



Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                                          PREMIUM INCOME (NPI)     PREMIUM INCOME 2 (NPM)
                                                      ------------------------- ---------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                         10/31/00     10/31/99     10/31/00      10/31/99
-----------------------------------------------------------------------------------------------------------
Common shares:
   Shares issued to shareholders due
   to reinvestment of distributions                           --           --           --        225,414
-----------------------------------------------------------------------------------------------------------
                                                              --           --           --        225,414
===========================================================================================================
Preferred shares sold                                         --        2,000           --          1,880
==========================================================================================================

                                                                                   PREMIUM INCOME 4 (NPT)
                                                                                ---------------------------
                                                                                  YEAR ENDED    YEAR ENDED
                                                                                   10/31/00      10/31/99
-----------------------------------------------------------------------------------------------------------
Common shares:
   Shares issued in acquisition of NPW                                                   --     2,351,909
   Shares issued to shareholders due to reinvestment of distributions                    --        37,115
-----------------------------------------------------------------------------------------------------------
                                                                                         --     2,389,024
===========================================================================================================
Preferred shares sold                                                                    --           520
===========================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2000, to shareholders of record on November 15, 2000, as follows:

                                           PREMIUM      PREMIUM      PREMIUM
                                            INCOME     INCOME 2     INCOME 4
                                             (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------

Dividend per share                          $.0630       $.0740       $.0665
================================================================================


4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended October 31, 2000, were as follows:

                                                  PREMIUM      PREMIUM          PREMIUM
                                                   INCOME     INCOME 2         INCOME 4
                                                    (NPI)        (NPM)           (NPT)
------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities            $261,521,938    $64,869,178     $128,159,944
   Short-term municipal securities             67,400,000     42,800,000      131,970,000
Sales and maturities:
   Long-term municipal securities             249,997,752     62,350,165      146,683,840
   Short-term municipal securities             67,400,000     47,800,000      140,470,000
===========================================================================================


At October 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                           PREMIUM      PREMIUM        PREMIUM
                                            INCOME     INCOME 2       INCOME 4
                                             (NPI)        (NPM)          (NPT)
--------------------------------------------------------------------------------

                                   $1,405,291,652  $902,668,723  $881,481,455
================================================================================

Notes to
        FINANCIAL STATEMENTS (continued)







At October 31, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                             PREMIUM      PREMIUM      PREMIUM
                                              INCOME     INCOME 2     INCOME 4
                                               (NPI)        (NPM)        (NPT)
------------------------------------------------------------------------------
Expiration year:
   2002                                     $     --       $   --  $ 6,769,037
   2003                                           --           --    5,281,759
   2004                                           --           --           --
   2005                                           --           --           --
   2006                                           --           --           --
   2007                                    3,163,437           --           --
   2008                                   13,982,492      798,984    2,835,520
------------------------------------------------------------------------------
Total                                    $17,145,929     $798,984  $14,886,316
==============================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 2000, were as follows:

                                          PREMIUM      PREMIUM     PREMIUM
                                           INCOME     INCOME 2     INCOME 4
                                            (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation                      $ 36,647,986 $ 43,599,416 $ 28,113,656
   depreciation                       (14,194,851)  (8,407,581) (25,542,913)
--------------------------------------------------------------------------------
Net unrealized appreciation          $ 22,453,135 $ 35,191,835 $  2,570,743
================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                    MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                  .6500 of 1%
For the next $125 million                                   .6375 of 1
For the next $250 million                                   .6250 of 1
For the next $500 million                                   .6125 of 1
For the next $1 billion                                     .6000 of 1
For net assets over $2 billion                              .5875 of 1
--------------------------------------------------------------------------------


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At October 31, 2000, net assets consisted of:

                                                                        PREMIUM          PREMIUM      PREMIUM
                                                                         INCOME         INCOME 2     INCOME 4
                                                                          (NPI)            (NPM)        (NPT)
-----------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value
per share, at liquidation value                                   $ 525,000,000     $347,000,000     $338,400,000
Common shares, $.01 par value per share                                 637,854          410,937          432,367
Paid-in surplus                                                     901,249,021      570,703,669      596,497,594
Balance of undistributed net investment income                          445,464          465,470          772,462
Accumulated net realized gain (loss)
from investment transactions                                        (17,147,070)      (1,170,259)     (14,891,594)
Net unrealized appreciation of investments                           22,454,275       35,563,110        2,576,021
-----------------------------------------------------------------------------------------------------------------

Net assets                                                       $1,432,639,544     $952,972,927     $923,786,850
=================================================================================================================

Authorized shares:
   Common                                                           200,000,000      200,000,000      200,000,000
   Preferred                                                          1,000,000        1,000,000        1,000,000
=================================================================================================================


8. INVESTMENT COMPOSITION
At October 31, 2000, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2      INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------

Education and Civic Organizations                  6%            3%          4%
Healthcare                                        10             5           9

Housing/Multifamily                                4             7          16

Housing/Single Family                             12            11           7

Tax Obligation/General                            13            19          12

Tax Obligation/Limited                            12             6           8

Transportation                                     9             6           6

U.S. Guaranteed                                    8            32          13

Utilities                                         17            10          16

Water and Sewer                                    4             1           7

Other                                              5            --           2
--------------------------------------------------------------------------------
                                                 100%          100%        100%
================================================================================


Certain long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (50% for Premium Income (NPI), 54% for Premium Income 2 (NPM) and 41% for Premium Income 4 (NPT)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.



For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                      Financial HIGHLIGHTS
Selected data for a Common share outstanding throughout each year ended October 31:

                                        Investment Operations                          Less Distributions
                                -------------------------------------- ------------------------------------------------

                                                                                                        From       From
                                                                                                      and In     and In
                                                                              Net            Net      Excess     Excess
                                                          Net          Investment     Investment  of Capital of Capital
                                                    Realized/           Income to      Income to    Gains to   Gains to
                       Beginning           Net     Unrealized              Common      Preferred      Common  Preferred
                       Net Asset    Investment     Investment              Share-         Share-      Share-     Share-
                           Value        Income     Gain (Loss)    Total   holders       holders+     holders    holders+    Total
====================================================================================================================================
PREMIUM INCOME (NPI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000                      $13.46         $1.11        $  .78      $1.89   $ (.79)        $ (.33)       $ --       $ --     $(1.12)
1999                       15.66          1.09         (2.10)     (1.01)    (.85)          (.24)       (.07)      (.02)     (1.18)
1998                       15.28          1.15           .43       1.58     (.88)          (.25)       (.06)      (.01)     (1.20)
1997                       14.96          1.14           .37       1.51     (.94)          (.20)       (.03)        --      (1.17)
1996                       15.11          1.16          (.09)      1.07     (.97)          (.20)       (.05)        --      (1.22)

PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000                       14.61          1.22           .20       1.42     (.92)          (.34)       (.02)        --      (1.28)
1999                       16.15          1.18         (1.48)      (.30)    (.94)          (.24)       (.04)      (.01)     (1.23)
1998                       15.80          1.17           .46       1.63     (.93)          (.24)       (.09)      (.02)     (1.28)
1997                       15.16          1.18           .65       1.83     (.93)          (.26)         --         --      (1.19)
1996                       14.89          1.19           .27       1.46     (.93)          (.26)         --         --      (1.19)

PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000                       13.50          1.11           .07       1.18     (.82)          (.32)         --         --      (1.14)
1999                       15.05          1.09         (1.56)      (.47)    (.83)          (.24)         --         --      (1.07)
1998                       14.64          1.07           .42       1.49     (.82)          (.26)         --         --      (1.08)
1997                       14.07          1.08           .58       1.66     (.82)          (.27)         --         --      (1.09)
1996                       13.87          1.10           .19       1.29     (.82)          (.27)         --         --      (1.09)
====================================================================================================================================


                                                 Total Returns
                                                ----------------

                     Organization
                     and Offering
                        Costs and                                      Based
                        Preferred     Ending                 Based        on
                            Share        Net      Ending        on       Net
                     Underwriting      Asset      Market    Market     Asset
                        Discounts      Value       Value    Value*    Value*
================================================================================
PREMIUM INCOME (NPI)
--------------------------------------------------------------------------------
Year Ended 10/31:
2000                        $ --      $14.23     $11.9375    4.10%    12.03%
1999                        (.01)      13.46      12.2500  (14.03)    (8.59)
1998                          --       15.66      15.1875   10.60      8.86
1997                        (.02)      15.28      14.6250    7.81      8.89
1996                          --       14.96      14.5000    8.24      5.92
PREMIUM INCOME 2 (NPM)
--------------------------------------------------------------------------------
Year Ended 10/31:
2000                          --       14.75      13.2500   (2.03)     7.71
1999                        (.01)      14.61      14.5000   (8.59)    (3.66)
1998                          --       16.15      16.8750    15.98     8.93
1997                          --       15.80      15.5000    16.76    10.72
1996                          --       15.16      14.1250    14.94     8.28

PREMIUM INCOME 4 (NPT)
--------------------------------------------------------------------------------
Year Ended 10/31:
2000                          --       13.54      12.3125     3.28     6.58
1999                        (.01)      13.50      12.7500    (8.77)   (5.03)
1998                          --       15.05      14.8125    14.54     8.58
1997                          --       14.64      13.6875    14.70    10.20
1996                          --       14.07      12.6875    11.57     7.53
================================================================================




                                        Ratio/Supplemental Data
                   -------------------------------------------------------------
                                              Before Credit
                             ---------------------------------------------------
                                       Ratio of Net                Ratio of Net
                               Ratio of  Investment     Ratio of     Investment
                               Expenses   Income to     Expenses      Income to
                             to Average     Average    to Average       Average
                   Ending    Net Assets  Net Assets        Total          Total
                      Net    Applicable  Applicable   Net Assets     Net Assets
                   Assets     to Common   to Common    Including      Including
                    (000)      Shares++    Shares++   Preferred++   Preferred++
================================================================================
PREMIUM INCOME (NPI)
--------------------------------------------------------------------------------
Year Ended 10/31:
2000            $1,432,640        1.28%        8.09%        .80%          5.05%
1999             1,383,491        1.18         7.28         .77           4.79
1998             1,473,755        1.14         7.41         .77           5.00
1997             1,449,660        1.05         7.58         .76           5.51
1996             1,304,192        1.03         7.76         .75           5.67

PREMIUM INCOME 2 (NPM)
--------------------------------------------------------------------------------
Year Ended 10/31:
2000               952,973        1.23         8.38         .78           5.30
1999               947,481        1.15         7.60         .77           5.07
1998               959,840        1.13         7.35         .77           5.03
1997               943,587        1.14         7.73         .77           5.23
1996               917,603        1.15         7.97         .77           5.34

PREMIUM INCOME 4 (NPT)
--------------------------------------------------------------------------------
Year Ended 10/31:
2000               923,787        1.27         8.22         .80           5.19
1999               921,941        1.20         7.51         .79           4.92
1998               923,004        1.19         7.23         .79           4.79
1997               905,764        1.21         7.62         .79           4.98
1996               882,563        1.22         7.89         .79           5.11
================================================================================




                               Ratio/Supplemental Data
------------------------------------------------------------------------------------------     Municipal Auction Rate Cumulative
                                             After Credit**                                      Preferred Stock at End of Year
                      ----------------------------------------------------------             ---------------------------------------
                                       Ratio of Net                Ratio of Net
                         Ratio of        Investment      Ratio of    Investment
                         Expenses         Income to      Expenses     Income to
                       to Average           Average    to Average       Average
                       Net Assets        Net Assets         Total         Total                 Aggregate   Liquidation
                       Applicable        Applicable    Net Assets    Net Assets   Portfolio        Amount    and Market      Asset
                        to Common         to Common     Including     Including    Turnover   Outstanding         Value   Coverage
                         Shares++          Shares++   Preferred++   Preferred++        Rate         (000)     Per Share  Per Share
====================================================================================================================================
PREMIUM INCOME (NPI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000                        1.27%            8.10%          .79%          5.05%        18%      $525,000       $25,000     $68,221
1999                        1.17             7.29           .77           4.79         15        525,000        25,000      65,881
1998                        1.14             7.41           .77           5.00         19        475,000        25,000      77,566
1997                        1.05             7.58           .76           5.51         10        475,000        25,000      76,298
1996                        1.03             7.76           .75           5.67         16        350,000        25,000      93,157

PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000                        1.22             8.39           .77           5.30          7        347,000        25,000      68,658
1999                        1.15             7.60           .77           5.07          5        347,000        25,000      68,262
1998                        1.13             7.35           .77           5.03          7        300,000        25,000      79,987
1997                        1.14             7.73           .77           5.23         19        300,000        25,000      78,632
1996                        1.15             7.97           .77           5.34         24        300,000        25,000      76,467

PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000                        1.26             8.23           .79           5.20         14        338,400        25,000      68,247
1999                        1.20             7.51           .79           4.92         14        338,400        25,000      68,110
1998                        1.19             7.23           .79           4.79         21        308,400        25,000      74,822
1997                        1.21             7.62           .79           4.98         26        308,400        25,000      73,424
1996                        1.22             7.89           .79           5.11         20        308,400        25,000      71,544
====================================================================================================================================


* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.
   Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
   Total returns are not annualized.
** After custodian fee credit, where applicable.
+  The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

46-47 spread

Build Your Wealth
                  AUTOMATICALLY







SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.







NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund
     INFORMATION








BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               FOR GENERATIONS


PHOTO OF: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.



With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.



To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Invest well. Look ahead. LEAVE YOUR MARK.(SM)

LOGO: NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive                         FAN-5-10-00
Chicago, IL 60606 o www.nuveen.com